UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3614
Rochester Fund Municipals
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  December 31
Date of reporting period:  12/31/2008

Item 1.  Reports to Stockholders.

December 31, 2008

Rochester Fund Municipals

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

"Covering every twist and turn of the financial markets may be a lucrative media strategy, but investors should focus instead on the significant advantages of investing for the long term in funds that offer attractive yields and monthly streams of tax-free income."

— **Dan Loughran**, Senior Vice President and Senior Portfolio Manager, **OppenheimerFunds/Rochester**

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories
Tobacco—Master Settlement Agreement	14.5%
Tax Increment Financing (TIF)	7.8
Hospital/Health Care	7.7
Airlines	6.7
Electric Utilities	6.1
Special Tax	5.9
General Obligation	5.4
Not-for-profit Organizations	4.1
Marine/Aviation Facilities	4.1
Highways/Commuter Facilities	3.8
Portfolio holdings are subject to change. Percentages are as of December 31, 2008, and are based on the total market value of investments.

Credit Allocation
AAA	6.7%
AA	22.5
A	16.8
BBB	35.6
BB or lower	18.4
Allocations are subject to change. Percentages are as of December 31, 2008, and are dollar-weighted based on the total market value of investments. Market value, the total value of the Fund’s securities, does not include cash. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 16.5% of the Fund’s market value, are deemed comparable in the Manager’s judgment to the rated securities in each category. Credit ratings of AAA, AA, A and BBB and their equivalents denote investment-grade securities.
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FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended December 31, 2008, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. In a 12-month period marked by significant turbulence in global credit markets and by broad price volatility as investors adjusted their perspectives on risk tolerance, the net asset value (NAV) of Rochester Fund Municipals’ Class A shares fell and the Fund’s total returns were negative. The 1-year total return for Class A shares was -30.84% at NAV and -34.12% at the maximum offering price (or with sales charges). As of December 31, 2008, the Fund’s Class A shares nonetheless provided the second highest level of tax-free income among its peer funds, according to Lipper Inc., and more income on a tax-equivalent basis than many corporate fixed-income alternatives. For the 36-day accrual period ended December 30, 2008, the distribution yield for the Fund’s Class A shares was 7.74% at NAV.1
     Rochester Fund Municipals distributed dividends of 87.9 cents per Class A share this reporting period, including a small amount of taxable income. The monthly dividend distribution of Rochester Fund Municipals increased twice during this reporting period, rising from 7.2 cents per Class A share at the outset of the period, to 7.3 cents per share with the April payout and to 7.4 cents per share with the July payout. No capital gains were distributed this reporting period.
     At the end of this reporting period, the Fund had nearly 1,075 holdings and an overall credit quality of A-minus. Despite the broad turmoil in the municipal market, only one bond, representing less than one-half of 1% of the Fund’s total net assets, wasn’t current with scheduled interest payments as of December 31, 2008. We believe this fact demonstrates how professional fund management and credit analysis can sustain high levels of tax-free income even in economically troubled times.
     As the charts on pages 23 to 26 show, the Fund’s total returns were negative this reporting period, which was characterized by sharp declines in equity and credit markets, heightened investor concern about risk, and widening credit spreads. Credit spread widening is typically more detrimental to the sectors and types of securities this Fund favors than to the Fund’s benchmark. Because our approach to fund management involves creating broad portfolios with holdings from across the full credit spectrum, this Fund’s performance can be undercut by prolonged cycles of credit spread widening, like this one. Widening spreads typically have the greatest negative effect on BBB-rated, lower-rated and unrated

1.	Falling share prices artificially increase yields.
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FUND PERFORMANCE DISCUSSION
securities. The reverse is also true: as spreads tighten, BBB-rated, lower-rated and unrated securities typically outperform other securities. We are confident that this current cycle of spread widening will eventually end, but no one can accurately predict the specific timing. We still believe that our Fund’s investments offer structural advantages over the long term, and we encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income.
     In the first half of this reporting period, our team responded to unusual conditions in the auction rate securities (ARS) market that pushed short-term rates on some municipal bonds into the double digits.2 Between early February and late June 2008, the Fund held Metropolitan Transit Authority bonds with a 10% rate. These bonds were called at par and contributed favorably to the Fund’s performance this reporting period. The Highways/Commuter Facilities sector, which included these bonds, represented 3.8% of the Fund’s market value at year-end.
     Fund shareholders benefited this reporting period from the sale of pre-refunded bonds for two senior housing living projects on Long Island.3 The Nassau County NY IDA (EBS North Hills LLC) and Nassau County NY IDA (Westbury Senior Living) bonds were sold late in the period. These bonds, issued in 2002 and 1999, respectively, were private placements that financed the building of new adult living facilities in a densely populated area of the country that, we believed, would provide much-needed services to the aging residents of Long Island. We had negotiated very favorable terms, including a guarantee that the developers would replenish any monies removed from the debt service reserve fund. The bonds had high, tax-free coupons of 7.8% and 7.9%, respectively, and both were pre-refunded well ahead of their maturities. Despite the perceived riskiness of bonds in this sector (which constituted less than 2% of the Fund’s market value as of December 31, 2008), shareholders benefited for many years from the continuous stream of income these bonds generated. Additionally, once U.S. Treasuries were escrowed and earmarked to service the debt, the price and credit quality of these bonds rose. We sold our positions at a premium over par in late October and mid-November 2008. As is our practice, the Fund seeks to minimize the aggregate tax consequences, if any, from these types of transactions.

2.	An ARS is a long-term municipal security with an interest rate that resets at a specific frequency (typically 7 to 35 days) through an auction process. Many municipal auctions failed early in this reporting period when bidders were in short supply.

3.	In a pre-refunding, a municipal issuer escrows the proceeds from a new municipal bond in U.S. Treasuries and earmarks the proceeds to pay off an older bond that is not yet callable.
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We believe that pre-refundings like this one demonstrate how our yield-oriented investment strategy can result in favorable yields and price appreciation for individual bonds in the Fund’s portfolio and contribute to positive total return.
     The Fund also benefited this reporting period from the early redemption of an Ulster County NY IDA bond that had been issued to help Benedictine Hospital in Kingston reduce its debt service expenses. The non-rated bonds, which offered a coupon of 6.5%, were purchased at par in 2006 and given an internal rating of B-minus. In 2008, the hospital received a large federal grant as part of its consolidation with the Kingston Hospital and, as a result, was required to retire existing debt. Illiquidity and other unfavorable conditions in the credit markets had contributed to price declines among non-rated municipal bonds, among others, and the price of this bond had declined to $62, putting the NAV under greater pressure. Because these bonds represented the merging hospitals’ most expensive debt, the Fund was able to negotiate a tender price of $105 for the entire position in December 2008. At a time when the market price was depressed, the Fund secured a premium with this transaction. In all, the hospital/health care sector represented 7.7% of the Fund’s market value as of December 31, 2008.
     In this reporting period, we continued to identify yield-enhancing municipal issues in the Commonwealth of Puerto Rico, where a new governor with a fiscally conservative agenda was elected in November. Most of these investments (34.2% of the Fund’s net assets as of December 31, 2008) involve “creatures of the state,” which are supported by taxes and help finance electric utilities, education and highways. Despite continuing economic difficulties and the aftershocks of the political scandals in the Commonwealth, we remain confident in the government’s ability to collect taxes and make bond payments. The Commonwealth, its agencies and its financing arm, the Government Development Bank (GDB), retained their investment-grade ratings from S&P and Moody’s this reporting period, and both report that the outlook is stable. However, Governor-elect Luis Fortuño announced a $3.2 billion deficit in its $9.5 billion budget for fiscal 2009, which began July 1, 2008.4 His predecessor, Gov. Anibal Acevedo Vila, and members of Vila’s campaign committee were indicted in March 2008 on charges that included wire fraud and conspiracy and re-indicted in August 2008 on five more charges. The outgoing governor denied any misuse of public funds, and the GDB has offered assurances that financial obligations would be honored.

4.	The governor’s term began January 2, 2009.
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FUND PERFORMANCE DISCUSSION
     The new governor has announced plans to cut agency budgets, reduce government payroll and file legislation that would provide a framework for more private investment in the Commonwealth’s infrastructure projects, according to the Bond Buyer, a daily newspaper focused on the municipal bond industry. Additionally, at year-end, Puerto Rican officials were seeking to be included in the federal economic stimulus package that is anticipated in the first quarter of 2009.
     The Fund also invested this reporting period in New York City industrial development agency bonds to finance the rebuilding of 7 World Trade Center in Lower Manhattan (representing about one-half of 1% of the Fund’s market value). These bonds were bought in the secondary market at a discount and, in what we believe is an example of market irrationality, the price declined this reporting period even as the fundamentals continued to improve (e.g., more long-term leases have been signed and the occupancy rate has increased). The tax-free yield on these lease-backed revenue bonds rose from about 6% in March 2008 to nearly 10% by December 2008. Despite the price decline, we believe that this type of investment is a clear “win” for civic-minded and yield-seeking investors.
     While many sectors included bonds that provided the Fund with positive contributions to total return, the overall performance for muni bonds in general and for our Fund in particular was disappointing in this reporting period. The ratings for many bond insurers were downgraded based on the insurers’ exposure to sub-prime mortgages and other risky, non-muni lines of business, and this created sustained pricing pressure on most insured bonds. As reported in the December 2007 report for this Fund, our in-house credit research team re-evaluated holdings that were insured by ACA Financial Guaranty Corporation after that insurer lost its investment-grade status. The team assigned internal ratings to these bonds (similar to what’s done for non-rated issues) and used the new ratings in lieu of the insurer’s downgraded rating. Because having insurance, even from a troubled insurer, doesn’t undermine the inherent quality of the asset being insured, we believe our use of internal ratings provided investors with a clearer picture of the actual credit quality of the bonds in our portfolio.
     The Fund’s underperformance can also be attributed, in part, to its sizable holdings in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers. At the end of this reporting period, MSA-backed tobacco bonds accounted for nearly 15% of Fund investments
18 | ROCHESTER FUND MUNICIPALS

and comprised the Fund’s largest sector.5 As noted earlier, the prices of all bonds with lower credit ratings were adversely affected by credit spread widening, and this was especially true of tobacco bonds. Fitch Ratings upgraded the ratings of nearly 240 MSA-backed bonds to BBB-plus early in this reporting period, but the market for these bonds did not improve. Rather, S&P’s decision to lower its assessment of 11 tobacco bonds to negative watch, from negative outlook, in April 2008 seemed to make a greater impression on many investors. The carefully researched MSA-backed bonds this Fund owns, we believe, remain fundamentally sound despite the price volatility, which we see as related primarily to widening credit spreads, increased supply and other technical market factors.
     Lawsuits related to the use of cigarettes and tobacco continue to appear on court dockets. While the rulings and verdicts often lead to brief spurts of media attention, we continue to believe that these cases should continue to have minimal impact on the prices or attractiveness of “tobacco bonds.”
     Some recent decisions, we believe, have resolved challenges in favorable ways. For example, a federal appeals court panel reversed a 2006 decision when it ruled in April that smokers of “light” cigarettes should not be granted class-action status. Also this reporting period, the U.S. District Court for the Southern District of New York dismissed the long-standing Freedom Holdings case entirely. The original lawsuit had been filed in 2002 by two importers of foreign cigarettes who asserted that the MSA and New York State legislation related to the MSA had impaired their ability to compete in the U.S. tobacco market.6 Many viewed this case as the most significant threat to the MSA.
     Two tobacco-related cases went to the U.S. Supreme Court during this reporting period. In December 2008, the Court ruled that smokers in the state of Maine can sue

5.	Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. While consumption has largely been in line with the assumptions used to structure MSA-backed bonds, future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

6.	In the written order released on January 12, 2009, Judge Alvin K. Hellerstein dismissed the Freedom Holdings complaint on grounds that the plaintiffs failed to show that the MSA and associated legislation restrained the ability of manufacturers who are not participants in the MSA to compete; that the Commerce Clause of the U.S. Constitution had been violated; and that their business or property had suffered injury, actual or threatened.
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FUND PERFORMANCE DISCUSSION
Philip Morris on charges that it violated the state’s unfair trade practices statute because its “light” cigarettes are as harmful as its regular cigarettes. During the second half of this reporting period, the Supreme Court also heard arguments—for the third time—in a long-running dispute between Philip Morris and the family of a deceased smoker in Oregon. The Supreme Court has vacated the Oregon decision twice and the Oregon Supreme Court has defied the remand orders twice. As of December 31, 2008, the Supreme Court had not issued a new decision.
     We remain confident that MSA-backed bonds will continue to generate high levels of tax-free income. As in many other reporting periods, interest payments and scheduled payments of principal on the tobacco bonds this Fund held in 2008 were all made in a timely manner. The Fund took advantage of falling market prices to build its position in high-yielding “tobacco bonds.” The holdings provided significant yield advantages this reporting period, and we believe they will continue to do so for years to come.
     The Fund also continued to be invested in the airline sector this reporting period. The Fund’s holdings—representing 6.7% of invested assets as of December 31, 2008—constitute a diverse portfolio representing many carriers and facilities. Many of the Fund’s holdings are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance and, as a result, these bonds offer investors a fair amount of principal protection—even as economic conditions created significant financial challenges this reporting period. Fuel costs peaked at $147 a barrel in July 2008 before falling back to the mid-$40 range in December. These costs contributed to higher fares and lower passenger traffic for many carriers, some of which cut back on their flight schedules. Both Moody’s and S&P issued pessimistic reports about the industry and this, too, contributed to the sector’s price volatility and underperformance this reporting period. However, our experience leads us to believe that most issuers of airline-backed securities in this Fund will remain current with the principal and interest payments, as they have done in the past.
     During this reporting period, the Fund continued to find buying opportunities in the electric utilities sector (6.1% of the Fund’s invested assets). The overall fundamentals appeared to be stable this reporting period, but widening credit spreads have been detrimental to this sector, causing prices to decline. Our holdings in this sector consist
20 | ROCHESTER FUND MUNICIPALS

of securities in the mid-range of the credit spectrum as well as some insured bonds. The Rochester investment team believes we have found significant shareholder value this reporting period to add to the Fund’s diverse portfolio in this sector.
     The Fund continued to invest in municipal inverse-floating-rate securities this reporting period. These are tax-exempt securities whose interest payments move inversely to changes in short-term interest rates. With generally higher tax-free yields than regular fixed-rate bonds of comparable maturity and credit quality, these securities helped the Fund provide higher dividends this reporting period as the yield curve steepened. However, these securities often face greater price volatility than comparable fixed-rate bonds, and the volatility this reporting period detracted from the Fund’s overall performance. The Fund’s use of the line of credit increased this reporting period as we sought to retain tax-free assets that otherwise would have sold at lower-than-acceptable prices.
     Our approach to municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce overall portfolio risk. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2008. In the case of Class A, Class B and Class C shares, performance is measured over a period of 10 fiscal years. In the case of Class Y shares, performance is measured from inception of the Class on April 28, 2000. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of that of the Barclays Capital (formerly the Lehman Brothers) Municipal Bond Index and the Consumer Price Index. The Barclays Capital Municipal Bond Index is an unmanaged index of a broad range
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FUND PERFORMANCE DISCUSSION
of investment-grade municipal bonds that is a measure of the performance of the general municipal bond market. The Consumer Price Index is a non-securities index that measures changes in the inflation rate. Performance of the securities index includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the indices.
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Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 27 for further information.
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FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
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Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 27 for further information.
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FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 27 for further information.
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NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 5/15/86. Unless otherwise noted, the Class A returns includes the maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 3/17/97. Unless otherwise noted, the Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 3/17/97. Unless otherwise noted, the Class C returns includes the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 4/28/00. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
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FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
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the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	July 1, 2008	December 31, 2008	December 31, 2008
Actual
Class A	$1,000.00	$714.70	$7.71
Class B	1,000.00	711.50	11.71
Class C	1,000.00	711.60	11.53
Class Y	1,000.00	715.20	7.19

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,016.19	9.06
Class B	1,000.00	1,011.56	13.74
Class C	1,000.00	1,011.76	13.54
Class Y	1,000.00	1,016.79	8.45
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2008 are as follows:

Class	Expense Ratios
Class A	1.78%
Class B	2.70
Class C	2.66
Class Y	1.66
The expense ratios reflect reduction to custodian expenses. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
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STATEMENT OF INVESTMENTS December 31, 2008

Principal
Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—136.2%
New York—99.7%
$1,420,000	Albany County, NY Airport Authority[1]	5.000%		12/15/2035	$1,044,552
1,035,000	Albany County, NY IDA (Albany College of Pharmacy)[1]	5.375		12/01/2024	734,726
1,700,000	Albany County, NY IDA (Albany College of Pharmacy)[1]	5.625		12/01/2034	1,105,221
605,000	Albany County, NY IDA (Wildwood Programs)[1]	4.900		07/01/2021	424,474
1,085,000	Albany, NY Hsg. Authority (Lark Drive)[1]	5.500		12/01/2028	949,375
1,420,000	Albany, NY IDA (Albany Medical Center)[1]	6.000		05/01/2019	1,096,737
2,460,000	Albany, NY IDA (Albany Medical Center)[1]	6.000		05/01/2029	1,599,443
285,000	Albany, NY IDA (Albany Municipal Golf Course Clubhouse)[1]	7.500		05/01/2012	267,863
820,000	Albany, NY IDA (Albany Rehabilitation)[1]	8.375		06/01/2023	645,561
3,125,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000		04/01/2027	1,983,156
1,350,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000		04/01/2032	789,629
900,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000		04/01/2037	504,801
7,005,000	Albany, NY IDA (Charitable Leadership)[1]	5.750		07/01/2026	4,892,082
2,180,000	Albany, NY IDA (Hampton Plaza)[1]	6.250		03/15/2018	1,762,138
900,000	Albany, NY IDA (New Covenant Charter School)[2]	7.000		05/01/2025	597,807
1,285,000	Albany, NY IDA (Sage Colleges)[1]	5.250		04/01/2019	1,054,510
1,760,000	Albany, NY IDA (Sage Colleges)[1]	5.300		04/01/2029	1,202,714
895,000	Albany, NY Parking Authority[1]	5.625		07/15/2025	821,834
1,770,000	Albany, NY Parking Authority[3]	7.052	[4]	11/01/2017	1,111,330
925,000	Amherst, NY IDA (Asbury Pointe)[1]	5.800		02/01/2015	806,702
10,000	Amherst, NY IDA (Asbury Pointe)[1]	6.000		02/01/2023	7,097
3,000,000	Amherst, NY IDA (Asbury Pointe)[1]	6.000		02/01/2029	1,918,380
5,300,000	Amherst, NY IDA (Beechwood Health Care Center)[1]	5.200		01/01/2040	2,633,464
25,000	Amherst, NY IDA (UBF Faculty-Student Hsg. Corp.)[1]	5.250		08/01/2031	22,553
1,065,000	Blauvelt, NY Volunteer Fire Company[1]	6.250		10/15/2017	877,613
2,735,000	Brookhaven, NY IDA (Enecon Corp.)[1]	6.300		01/01/2033	1,789,675
2,425,000	Brookhaven, NY IDA (Stony Brook Foundation)[1]	6.500		11/01/2020	2,056,327
775,000	Broome County, NY IDA (Good Shepard Village)[1]	6.750		07/01/2028	551,289
1,550,000	Broome County, NY IDA (Good Shepard Village)[1]	6.875		07/01/2040	1,001,564
65,000	Broome County, NY IDA (University Plaza)[1]	5.000		08/01/2025	38,956
3,030,000	Broome County, NY IDA (University Plaza)[1]	5.000		08/01/2036	1,553,239
1,000,000	Broome County, NY IDA (University Plaza)[1]	5.100		08/01/2030	550,390
1,250,000	Broome County, NY IDA (University Plaza)[1]	5.100		08/01/2036	652,063
3,000,000	Broome County, NY IDA (University Plaza)[1]	5.200		08/01/2030	1,676,880
4,450,000	Broome County, NY IDA (University Plaza)[1]	5.200		08/01/2036	2,361,526
3,000,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)[1]	5.750		11/01/2030	2,018,340
915,000	Canton, NY Human Services Initiatives[1]	5.700		09/01/2024	706,755
1,155,000	Canton, NY Human Services Initiatives[1]	5.750		09/01/2032	817,590
4,295,000	Cattaraugus County, NY IDA (Olean General Hospital)[1]	5.250		08/01/2023	3,958,315
F1 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$1,465,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.450%		09/15/2019	$1,220,623
11,215,000	Cayuga County, NY COP (Auburn Memorial Hospital)[1]	6.000		01/01/2021	10,318,809
3,395,000	Chautauqua County, NY IDA (Jamestown Devel. Corp.)[1]	7.500		11/01/2018	2,752,564
1,900,000	Chautauqua County, NY IDA (Woman’s Christian Assoc. of Jamestown)[1]	6.400		11/15/2029	1,285,312
95,000	Chautauqua, NY Utility District[1]	5.000		06/01/2023	93,255
105,000	Chautauqua, NY Utility District[1]	5.000		06/01/2025	101,080
3,250,000	Chemung County, NY IDA (Arnot Ogden Medical Center)[1]	5.000		11/01/2029	2,423,428
1,915,000	Chemung County, NY IDA (Arnot Ogden Medical Center)[1]	5.000		11/01/2029	1,427,958
1,000,000	Chemung County, NY IDA (Arnot Ogden Medical Center)[1]	5.000		11/01/2034	714,120
1,455,000	Chemung County, NY IDA (Arnot Ogden Medical Center)[1]	5.000		11/01/2034	1,039,045
1,100,000	Chemung County, NY IDA (Hathorn Redevel. Company)[1]	4.850		07/01/2023	947,749
1,515,000	Chemung County, NY IDA (Hathorn Redevel. Company)[1]	5.000		07/01/2033	1,194,911
3,835,000	Chemung County, NY IDA (St. Joseph’s Hospital)[1]	6.000		01/01/2013	3,391,482
4,000,000	Chemung County, NY IDA (St. Joseph’s Hospital)[1]	6.350		01/01/2013	3,607,200
4,910,000	Chemung County, NY IDA (St. Joseph’s Hospital)[1]	6.500		01/01/2019	3,858,769
875,000	Clifton Springs, NY Hospital & Clinic[1]	7.650		01/01/2012	853,020
2,545,000	Clifton Springs, NY Hospital & Clinic[1]	8.000		01/01/2020	2,385,556
35,000	Cohoes, NY GO1	6.200		03/15/2012	34,301
25,000	Cohoes, NY GO1	6.200		03/15/2013	24,155
25,000	Cohoes, NY GO1	6.250		03/15/2014	23,913
25,000	Cohoes, NY GO1	6.250		03/15/2015	23,439
25,000	Cohoes, NY GO1	6.250		03/15/2016	23,014
1,275,000	Columbia County, NY IDA (Berkshire Farms)[1]	7.500		12/15/2014	1,113,190
3,300,000	Corinth, NY IDA (International Paper Company)[1]	5.750		02/01/2022	2,130,216
40,000	Corinth, NY IDA (International Paper Company)[1]	5.850		12/01/2020	27,131
5,370,000	Cortland County, NY IDA (Cortland Memorial Hospital)[1]	5.250		07/01/2032	3,831,602
2,310,000	Dutchess County, NY IDA (Elant Fishkill)[1]	5.250		01/01/2037	1,208,777
900,000	Dutchess County, NY IDA (St. Francis Hospital)[1]	7.500		03/01/2029	779,571
1,000,000	Dutchess County, NY Water & Wastewater Authority[1]	5.400	[4]	06/01/2027	360,070
3,200,000	East Rochester, NY Hsg. Authority (Episcopal Senior Hsg.)[1]	7.750		10/01/2032	2,513,472
F2 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

New York Continued
$1,355,000	East Rochester, NY Hsg. Authority (Gates Senior Hsg.)[1]	6.125%		04/20/2043	$1,312,453
2,465,000	East Rochester, NY Hsg. Authority (Jefferson Park Apartments)[1]	6.750		03/01/2030	1,814,117
1,995,000	East Rochester, NY Hsg. Authority (Linden Knoll)[1]	5.350		02/01/2038	1,703,730
16,210,000	East Rochester, NY Hsg. Authority (St. John’s Meadows)[1]	5.000		02/15/2047	13,249,406
1,700,000	East Rochester, NY Hsg. Authority (Woodland Village)[1]	5.500		08/01/2033	979,030
3,325,000	Elmira, NY Hsg. Authority (Eastgate Apartments)[1]	6.250		06/01/2044	2,092,722
2,160,000	Erie County, NY IDA (Air Cargo)[1]	8.500		10/01/2015	2,017,138
4,000,000	Erie County, NY IDA (Charter School Applied Tech)[1]	6.750		06/01/2025	3,053,360
7,000,000	Erie County, NY IDA (Charter School Applied Tech)[1]	6.875		06/01/2035	4,998,350
1,960,000	Erie County, NY IDA (DePaul Properties)[1]	5.750		09/01/2028	1,160,477
2,435,000	Erie County, NY IDA (DePaul Properties)[1]	6.500		09/01/2018	1,816,242
1,800,000	Erie County, NY IDA (Global Concepts Charter School)[1]	6.250		10/01/2037	1,177,866
11,310,000	Erie County, NY IDA (Medaille College)[1]	7.625		04/01/2035	9,421,796
3,515,000	Erie County, NY IDA (Medaille College)[1]	8.250		11/01/2026	3,280,866
9,900,000	Erie County, NY IDA (Orchard Park CCRC)[1]	6.000		11/15/2026	6,507,963
9,250,000	Erie County, NY IDA (Orchard Park CCRC)[1]	6.000		11/15/2036	5,441,775
7,350,000	Erie County, NY IDA (The Episcopal Church Home)[1]	6.000		02/01/2028	5,046,290
25,290,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2038	15,419,819
72,595,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2045	43,104,733
93,000,000	Erie County, NY Tobacco Asset Securitization Corp.	6.140	[4]	06/01/2047	1,492,650
135,450,000	Erie County, NY Tobacco Asset Securitization Corp.	6.488	[4]	06/01/2050	1,424,934
194,300,000	Erie County, NY Tobacco Asset Securitization Corp.	7.196	[4]	06/01/2055	955,956
1,024,000,000	Erie County, NY Tobacco Asset Securitization Corp.	7.650	[4]	06/01/2060	2,836,480
1,410,000	Essex County, NY IDA (International Paper Company)[1]	4.600		03/01/2027	693,086
2,300,000	Essex County, NY IDA (International Paper Company)[1]	6.450		11/15/2023	1,570,785
1,500,000	Essex County, NY IDA (International Paper Company)[1]	6.625		09/01/2032	1,009,140
30,000	Essex County, NY IDA (Moses Ludington Nursing Home)[1]	6.200		02/01/2030	29,713
975,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.000		06/01/2020	726,044
320,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.000		06/01/2020	238,291
1,235,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	829,451
F3 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

New York Continued
$410,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.200%	06/01/2025	$275,364
1,100,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.300	06/01/2035	655,831
8,800,000	Essex County, NY IDA Solid Waste Disposal (International Paper Company)[1]	5.200	12/01/2023	5,078,128
4,440,000	Essex County, NY IDA Solid Waste Disposal (International Paper Company)[1]	5.200	03/01/2028	2,397,334
1,850,000	Essex County, NY IDA Solid Waste Disposal (International Paper Company)[1]	5.500	08/15/2022	1,149,609
1,625,000	Essex County, NY IDA Solid Waste Disposal (International Paper Company)[1]	5.500	10/01/2026	928,249
5,680,000	Franklin County, NY IDA (Adirondack Medical Center)[1]	5.500	12/01/2029	4,482,145
900,000	Franklin County, NY IDA (North Country Community College Foundation)[1]	5.200	06/01/2025	604,458
1,000,000	Genesee County, NY IDA (United Memorial Medical Center)[1]	5.000	12/01/2027	571,330
3,705,000	Glen Cove, NY IDA (SLCD)[1]	7.375	07/01/2023	2,981,599
1,175,000	Green Island, NY Power Authority[1]	5.125	12/15/2024	949,224
2,520,000	Green Island, NY Power Authority[1]	6.000	12/15/2020	2,198,776
1,695,000	Green Island, NY Power Authority[1]	6.000	12/15/2025	1,378,527
2,500,000	Hempstead, NY IDA (Adelphi University)[1]	5.500	06/01/2032	2,392,125
195,000	Hempstead, NY IDA (Dentaco Corp.)[1]	7.250	11/01/2012	178,368
1,270,000	Hempstead, NY IDA (Dentaco Corp.)[1]	8.250	11/01/2025	979,500
9,375,000	Hempstead, NY IDA (Franklin Hospital Medical Center)[1]	6.375	11/01/2018	7,373,344
8,385,000	Hempstead, NY IDA (Franklin Hospital Medical Center)[1]	7.750	11/01/2022	7,388,946
25,260,000	Hempstead, NY IDA (Lynbrook Facilities)[1]	6.500	11/01/2042	15,689,239
3,665,000	Hempstead, NY IDA (Peninsula Counseling Center)[1]	6.500	11/01/2038	2,450,932
6,145,000	Hempstead, NY IDA (South Shore Y JCC)[1]	6.750	11/01/2024	4,232,000
1,000,000	Herkimer County, NY IDA (Herkimer County College Foundation)[1]	6.250	08/01/2034	690,690
1,285,000	Herkimer County, NY IDA (Herkimer County College Foundation)[1]	6.400	11/01/2020	1,101,553
2,000,000	Herkimer County, NY IDA (Herkimer County College Foundation)[1]	6.500	11/01/2030	1,492,840
160,000	Herkimer, NY Hsg. Authority[1]	7.150	03/01/2011	160,546
691,230,000	Hudson Yards, NY Infrastructure Corp[1]	5.000	02/15/2047	494,886,119
101,340,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000	02/15/2047	72,554,373
1,255,000	Hudson, NY IDA (Hudson Fabrics)[1]	6.750	11/01/2024	842,419
145,000	Huntington, NY Hsg. Authority (GJSR)[1]	5.875	05/01/2019	108,759
1,000,000	Huntington, NY Hsg. Authority (GJSR)[1]	6.000	05/01/2029	647,110
F4 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

New York Continued
$8,500,000	Huntington, NY Hsg. Authority (GJSR)[1]	6.000%	05/01/2039	$5,046,110
740,000	Islip, NY IDA (Leeway School)[1]	9.000	08/01/2021	708,113
16,730,000	Islip, NY IDA (Southside Hospital Civic Facilities)[1]	7.750	12/01/2022	13,726,798
9,695,000	Islip, NY IDA (United Cerebral Palsy Assoc.)[1]	6.250	12/01/2031	6,441,843
1,125,000	Islip, NY IDA (United Cerebral Palsy Assoc.)[1]	6.250	12/01/2031	747,506
1,100,000	Islip, NY Res Rec, Series E1	5.750	07/01/2020	1,039,852
1,315,000	Islip, NY Res Rec, Series E1	5.750	07/01/2021	1,228,815
1,000,000	Islip, NY Res Rec, Series E1	5.750	07/01/2023	902,870
3,000,000	Kenmore, NY Hsg. Authority (SUNY at Buffalo)[1]	5.500	08/01/2024	2,491,080
60,000	L.I. , NY Power Authority, Series A1	5.125	09/01/2029	54,751
5,300,000	Madison County, NY IDA (Commons II Student Hsg.)[1]	5.000	06/01/2040	3,540,082
750,000	Madison County, NY IDA (Morrisville State College Foundation)[1]	5.000	06/01/2028	561,353
1,100,000	Madison County, NY IDA (Morrisville State College Foundation)[1]	5.000	06/01/2032	779,504
1,290,000	Madison County, NY IDA (Oneida Healthcare Center)[1]	5.300	02/01/2021	1,106,923
5,500,000	Madison County, NY IDA (Oneida Healthcare Center)[1]	5.350	02/01/2031	4,168,230
2,605,000	Middletown, NY Hsg. Authority (Summitfield & Moore Heights)[1]	4.800	07/01/2039	1,881,644
610,000	Middletown, NY IDA (Flanagan Design & Display)[1]	7.500	11/01/2018	503,262
3,210,000	Middletown, NY IDA (Southwinds Retirement Home)[1]	6.375	03/01/2018	2,677,814
85,000	Middletown, NY IDA (YMCA)[1]	6.250	11/01/2009	83,503
1,255,000	Middletown, NY IDA (YMCA)[1]	7.000	11/01/2019	1,040,834
105,000	Monroe County, NY COP[1]	8.050	01/01/2011	100,478
50,000	Monroe County, NY IDA (Cloverwood Senior Living)[1]	6.750	05/01/2023	38,174
1,025,000	Monroe County, NY IDA (Cloverwood Senior Living)[1]	6.875	05/01/2033	723,466
480,000	Monroe County, NY IDA (Dayton Rogers Manufacturing)[1]	6.100	12/01/2009	466,656
4,120,000	Monroe County, NY IDA (DePaul Community Facilities)[1]	5.875	02/01/2028	2,498,615
5,065,000	Monroe County, NY IDA (DePaul Community Facilities)[1]	5.950	08/01/2028	3,149,214
4,265,000	Monroe County, NY IDA (DePaul Properties)[1]	6.150	09/01/2021	2,917,814
1,000,000	Monroe County, NY IDA (Highland Hospital of Rochester)[1]	5.000	08/01/2022	764,100
1,250,000	Monroe County, NY IDA (Highland Hospital of Rochester)[1]	5.000	08/01/2025	892,113
195,000	Monroe County, NY IDA (Melles Griot)[1]	9.500	12/01/2009	194,351
2,510,000	Monroe County, NY IDA (Parma Senior Hsg. Assoc.)[1]	6.500	12/01/2042	1,665,837
2,890,000	Monroe County, NY IDA (Rochester Institute of Technology)[1]	5.375	04/01/2029	1,847,490
960,000	Monroe County, NY IDA (Southview Towers)[1]	6.125	02/01/2020	966,269
2,190,000	Monroe County, NY IDA (St. John Fisher College)[1]	5.250	06/01/2026	1,715,996
F5 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$3,175,000	Monroe County, NY IDA (St. John Fisher College)[1]	5.375%		06/01/2024	$2,595,690
2,175,000	Monroe County, NY IDA (Summit at Brighton)[1]	5.375		07/01/2032	1,203,014
3,660,000	Monroe County, NY IDA (Summit at Brighton)[1]	5.500		07/01/2027	2,278,240
795,000	Monroe County, NY IDA (Volunteers of America)[1]	5.700		08/01/2018	607,173
2,765,000	Monroe County, NY IDA (Volunteers of America)[1]	5.750		08/01/2028	1,777,314
650,000,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.701	[4]	06/01/2061	1,605,500
580,000	Monroe, NY Newpower Corp[1]	5.625		01/01/2026	408,662
2,265,000	Monroe, NY Newpower Corp.[1]	5.500		01/01/2034	1,422,058
600,000	Mount Vernon, NY IDA (Kings Court)[1]	5.200		12/01/2033	481,212
2,295,000	Mount Vernon, NY IDA (Meadowview)[1]	6.150		06/01/2019	1,784,867
2,600,000	Mount Vernon, NY IDA (Meadowview)[1]	6.200		06/01/2029	1,784,172
802,824	Municipal Assistance Corp. for Troy, NY1	5.733	[4]	07/15/2021	403,082
1,218,573	Municipal Assistance Corp. for Troy, NY1	5.741	[4]	01/15/2022	587,072
755,000	Nassau County, NY IDA (ACDS)[1]	5.950		11/01/2022	556,873
725,000	Nassau County, NY IDA (ALIA-ACDS)[1]	7.500		06/01/2015	660,794
2,975,000	Nassau County, NY IDA (ALIA-ACLD)[1]	6.250		09/01/2022	2,251,361
195,000	Nassau County, NY IDA (ALIA-ACLD)[1]	7.125		06/01/2017	168,576
290,000	Nassau County, NY IDA (ALIA-ACLD)[1]	7.500		06/01/2015	264,318
4,640,000	Nassau County, NY IDA (ALIA-CSMR)[1]	7.000		11/01/2016	4,017,915
2,890,000	Nassau County, NY IDA (ALIA-CSMR)[1]	7.125		06/01/2017	2,498,376
1,445,000	Nassau County, NY IDA (ALIA-CSMR)[1]	7.500		06/01/2015	1,317,031
200,000	Nassau County, NY IDA (ALIA-FREE)[1]	7.125		06/01/2012	187,366
1,780,000	Nassau County, NY IDA (ALIA-FREE)[1]	7.500		06/01/2015	1,622,363
4,030,000	Nassau County, NY IDA (ALIA-FREE)[1]	8.150		06/01/2030	3,449,277
6,255,000	Nassau County, NY IDA (ALIA-FREE)[1]	8.250		06/01/2032	5,267,586
775,000	Nassau County, NY IDA (ALIA-HH)[1]	7.125		06/01/2017	667,500
595,000	Nassau County, NY IDA (ALIA-HHS)[1]	7.125		06/01/2017	512,468
175,000	Nassau County, NY IDA (ALIA-LVH)[1]	7.500		06/01/2015	159,502
10,500,000	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.700		01/01/2043	6,881,385
435,000	Nassau County, NY IDA (CNGCS)[1]	7.500		06/01/2030	396,476
2,245,000	Nassau County, NY IDA (CNGCS)[1]	8.150		06/01/2030	1,939,388
5,010,000	Nassau County, NY IDA (CSMR)[1]	5.950		11/01/2022	3,695,276
625,000	Nassau County, NY IDA (Epilepsy Foundation of L.I. )[1]	5.950		11/01/2022	460,988
1,660,000	Nassau County, NY IDA (Hispanic Counseling Center)[1]	6.500		11/01/2037	1,126,991
3,150,000	Nassau County, NY IDA (Keyspan-Glenwood Energy Center)[1]	5.250		06/01/2027	2,733,602
670,000	Nassau County, NY IDA (Life’s WORCA)[1]	5.950		11/01/2022	494,179
3,685,000	Nassau County, NY IDA (Little Village School)[1]	7.500		12/01/2031	2,997,490
3,535,000	Nassau County, NY IDA (New York Water Service Corp.)[1]	5.000		12/01/2035	2,533,004
F6 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

New York Continued
$2,290,000	Nassau County, NY IDA (North Shore CFGA)[1]	6.750%		05/01/2024	$1,712,233
1,300,000	Nassau County, NY IDA (PLUS Group Home)[1]	6.150		11/01/2022	962,065
1,810,000	Nassau County, NY IDA (United Cerebral Palsy)[1]	6.250		11/01/2014	1,536,400
645,000	Nassau County, NY IDA (United Veteran’s Beacon House)[1]	6.500		11/01/2037	437,897
735,000	Nassau County, NY IDA, Series A-A1	6.000		07/02/2021	559,923
7,325,000	Nassau County, NY IDA, Series A-B1	6.000		07/01/2021	5,580,185
705,000	Nassau County, NY IDA, Series A-C1	6.000		07/01/2021	537,069
800,000	Nassau County, NY IDA, Series A-D1	6.000		07/01/2021	609,440
9,000,000	Nassau County, NY Tobacco Settlement Corp.[1]	0.000	[5]	06/01/2026	7,084,080
122,875,000	Nassau County, NY Tobacco Settlement Corp.[1]	5.125		06/01/2046	74,459,793
20,000,000	Nassau County, NY Tobacco Settlement Corp.	5.820	[4]	06/01/2046	385,200
105,975,000	Nassau County, NY Tobacco Settlement Corp.	6.221	[4]	06/01/2046	1,893,773
1,055,215,000	Nassau County, NY Tobacco Settlement Corp.	6.537	[4]	06/01/2060	3,693,253
40,000,000	Nassau County, NY Tobacco Settlement Corp.	7.351	[4]	06/01/2060	110,800
22,780,000	Nassau County, NY Tobacco Settlement Corp. (TASC)[1]	5.000		06/01/2035	14,119,727
13,010,000	New Rochelle, NY IDA (College of New Rochelle)[1]	5.250		07/01/2027	11,192,893
3,670,000	New Rochelle, NY IDA (Soundview Apartments)[1]	5.375		04/01/2036	3,046,834
770,000	Niagara County, NY IDA (Affinity Foxwood Place)[1]	5.000		07/20/2048	570,978
3,300,000	Niagara County, NY IDA (American Ref-Fuel Company)[1]	5.550		11/15/2024	2,732,070
3,320,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	2,697,334
1,500,000	Niagara County, NY IDA (Niagara University)[1]	5.350		11/01/2023	1,247,610
5,400,000	Niagara County, NY IDA (Niagara University)[1]	5.400		11/01/2031	4,109,022
2,600,000	Niagara County, NY IDA (Solid Waste Disposal)[1]	5.550		11/15/2024	2,246,998
7,250,000	Niagara County, NY IDA (Solid Waste Disposal)[1]	5.625		11/15/2024	6,091,668
20,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	5.750		05/15/2022	16,267
1,480,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250		05/15/2034	1,160,068
6,295,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250		05/15/2040	4,723,327
355,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.000		04/01/2028	271,092
1,380,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.625		04/01/2029	1,141,743
685,000	North Babylon, NY Volunteer Fire Company[1]	5.750		08/01/2022	672,129
3,155,000	North Tonawanda, NY HDC (Bishop Gibbons Associates)[1]	7.375		12/15/2021	3,680,591
25,000	Nunda, NY GO1	8.000		05/01/2010	26,510
500,000	NY Carnegie Redevel. Corp.[3]	7.000		09/01/2021	370,920
10,250,000	NY Counties Tobacco Trust I1	6.250		06/01/2028	8,361,950
F7 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$6,235,000	NY Counties Tobacco Trust I1	6.500%		06/01/2035	$5,037,257
19,230,000	NY Counties Tobacco Trust I1	6.625		06/01/2042	15,153,817
29,800,000	NY Counties Tobacco Trust II (TASC)[1]	5.625		06/01/2035	21,060,852
53,880,000	NY Counties Tobacco Trust II (TASC)[1]	5.750		06/01/2043	37,198,213
245,000	NY Counties Tobacco Trust III[1]	6.000		06/01/2043	175,903
7,000,000	NY Counties Tobacco Trust IV1	5.000		06/01/2038	4,268,040
131,335,000	NY Counties Tobacco Trust IV	5.920	[4]	06/01/2050	1,527,426
304,690,000	NY Counties Tobacco Trust IV	6.395	[4]	06/01/2055	1,849,468
608,700,000	NY Counties Tobacco Trust IV	6.816	[4]	06/01/2060	1,686,099
82,500,000	NY Counties Tobacco Trust IV (TASC)[1]	0.000	[5]	06/01/2041	83,716,050
52,535,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2042	31,504,714
38,275,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2045	22,726,547
82,500,000	NY Counties Tobacco Trust IV (TASC)[1]	6.650	[6]	06/01/2041	8,245,875
345,760,000	NY Counties Tobacco Trust V	6.152	[4]	06/01/2038	15,711,334
623,620,000	NY Counties Tobacco Trust V	6.205	[4]	06/01/2050	7,252,701
643,195,000	NY Counties Tobacco Trust V	6.850	[4]	06/01/2055	3,904,194
3,845,000,000	NY Counties Tobacco Trust V	7.846	[4]	06/01/2060	10,650,650
148,570,000	NY Liberty Devel. Corp. (Goldman Sachs Headquarters)[7]	5.250		10/01/2035	112,554,399
2,500,000	NY Liberty Devel. Corp. (National Sports Museum)[3,8]	6.125		02/15/2019	293,750
51,560,000	NY MTA, Series A7,9	5.000		11/15/2030	47,698,553
20,000	NY MTA, Series A1	5.000		11/15/2032	17,412
25,000	NY MTA, Series B1	5.000		01/01/2031	22,079
1,830,000	NY Newark-Wayne Community Hospital[1]	7.600		09/01/2015	1,685,686
17,120,000	NY Seneca Nation Indians Capital Improvements[1]	5.000		12/01/2023	9,716,627
25,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		01/01/2032	23,629
33,060,000	NY Triborough Bridge & Tunnel Authority, Series A7	5.000		01/01/2027	32,597,479
67,500,000	NY TSASC, Inc. (TFABs)[7]	5.125		06/01/2042	41,186,473
13,950,000	NY TSASC, Inc. (TFABs)[1]	5.000		06/01/2026	9,620,339
251,510,000	NY TSASC, Inc. (TFABs)[1]	5.000		06/01/2034	156,896,968
270,015,000	NY TSASC, Inc. (TFABs)[1]	5.125		06/01/2042	165,408,489
20,000,000	NYC GO7,9	5.000		04/01/2030	18,127,942
46,000,000	NYC GO7,9	5.000		06/01/2030	41,617,149
10,920,000	NYC GO7,9	5.000		08/01/2030	9,865,565
27,400,000	NYC GO7,9	5.000		06/01/2033	24,381,986
12,455,000	NYC GO7,9	5.000		12/01/2033	11,062,998
30,150,000	NYC GO7	5.000		11/01/2034	26,655,361
12,765,000	NYC GO7,9	5.000		03/01/2035	11,274,460
19,405,000	NYC GO7,9	5.000		04/01/2035	17,135,472
5,400,000	NYC GO7,9	5.000		08/01/2035	4,765,478
25,530,000	NYC GO7	5.250		06/01/2027	24,594,684
F8 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

New York Continued
$37,945,000	NYC GO7	5.375%		06/01/2032	$35,662,892
25,000	NYC GO1	0.000	[5]	03/15/2029	23,027
15,000	NYC GO1	5.000		06/01/2020	15,094
25,000	NYC GO1	5.000		03/01/2025	23,843
15,000	NYC GO1	5.000		03/15/2029	13,732
5,000	NYC GO1	5.000		03/15/2029	5,096
5,000	NYC GO1	5.000		03/15/2029	5,096
60,000	NYC GO1	5.000		03/01/2033	53,427
75,000	NYC GO1	5.000		06/01/2033	66,729
60,000	NYC GO1	5.100		11/01/2019	60,720
5,000	NYC GO1	5.250		08/01/2021	5,004
5,000	NYC GO1	5.375		12/01/2026	4,924
5,000	NYC GO1	5.375		03/01/2027	5,700
50,000	NYC GO1	5.500		08/01/2022	50,089
5,000	NYC GO1	5.500		12/01/2031	4,780
5,000	NYC GO1	5.950		08/01/2014	5,066
40,000	NYC GO1	6.154	[4]	10/01/2012	35,236
20,000	NYC GO1	7.000		02/01/2010	20,086
15,000	NYC GO1	7.250		08/15/2024	15,064
5,000	NYC GO1	7.750		08/15/2028	5,019
837,000	NYC GO RIBS	9.720	[10]	08/12/2010	842,666
837,000	NYC GO RIBS	9.720	[10]	09/01/2011	842,666
45,249	NYC HDC (Beekman)[1]	6.500		10/15/2017	45,753
303,807	NYC HDC (Bridgeview III)[1]	6.500		12/15/2017	307,571
872,823	NYC HDC (Cadman Towers)[1]	6.500		11/15/2018	883,638
56,228	NYC HDC (Essex Terrace)[1]	6.500		07/15/2018	56,855
326,179	NYC HDC (Forest Park Crescent)[1]	6.500		12/15/2017	330,220
5,000,000	NYC HDC (Multifamily Hsg.)[1]	4.700		11/01/2040	3,436,900
3,500,000	NYC HDC (Multifamily Hsg.)[1]	5.000		11/01/2037	2,644,145
60,000	NYC HDC (Multifamily Hsg.)[1]	5.050		11/01/2023	51,869
4,685,000	NYC HDC (Multifamily Hsg.)[1]	5.050		11/01/2039	3,531,178
2,435,000	NYC HDC (Multifamily Hsg.)[1]	5.100		11/01/2027	2,019,078
3,000,000	NYC HDC (Multifamily Hsg.)[1]	5.125		11/01/2032	2,371,800
5,100,000	NYC HDC (Multifamily Hsg.)[1]	5.150		11/01/2037	3,970,656
8,035,000	NYC HDC (Multifamily Hsg.)[1]	5.200		11/01/2040	6,166,220
6,330,000	NYC HDC (Multifamily Hsg.)[1]	5.250		11/01/2027	5,379,487
14,110,000	NYC HDC (Multifamily Hsg.)[7]	5.250		11/01/2030	12,844,564
7,205,000	NYC HDC (Multifamily Hsg.)[1]	5.250		11/01/2045	5,515,572
5,140,000	NYC HDC (Multifamily Hsg.)[1]	5.350		11/01/2037	4,121,201
15,000	NYC HDC (Multifamily Hsg.)[1]	5.400		11/01/2033	12,419
3,735,000	NYC HDC (Multifamily Hsg.)[1]	5.450		11/01/2040	3,020,905
F9 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

New York Continued
$4,785,000	NYC HDC (Multifamily Hsg.)[1]	5.500%	11/01/2028	$4,168,883
10,470,000	NYC HDC (Multifamily Hsg.), Series A7,9	5.600	11/01/2042	9,475,525
31,900,000	NYC HDC (Multifamily Hsg.), Series B1	5.350	05/01/2049	24,887,742
11,250,000	NYC HDC (Multifamily Hsg.), Series C7	5.050	11/01/2036	8,608,693
8,365,000	NYC HDC (Multifamily Hsg.), Series C1	5.125	05/01/2040	6,330,548
385,000	NYC HDC (Multifamily Hsg.), Series C1	5.700	05/01/2031	337,068
1,000,000	NYC HDC (Multifamily Hsg.), Series E1	5.200	11/01/2033	797,240
2,155,000	NYC HDC (Multifamily Hsg.), Series F1	5.200	11/01/2032	1,727,125
13,180,000	NYC HDC (Multifamily Hsg.), Series G-1[7]	4.875	11/01/2039	10,085,563
3,515,000	NYC HDC (Multifamily Hsg.), Series G-1[1]	4.750	11/01/2027	2,758,924
1,345,000	NYC HDC (Multifamily Hsg.), Series H-2[1]	5.200	11/01/2038	1,040,680
3,400,000	NYC HDC (Multifamily Hsg.), Series H-2[1]	5.250	05/01/2046	2,600,116
15,510,000	NYC HDC (Multifamily Hsg.), Series I-2[7]	5.200	11/01/2038	11,868,519
250,564	NYC HDC (St. Martin Tower)[1]	6.500	11/15/2018	253,669
1,140,737	NYC HDC (Tivoli Towers)[1]	6.500	01/15/2018	1,154,870
2,750,000	NYC HDC, Series C1	5.000	11/01/2026	2,282,418
1,070,000	NYC IDA (A Very Special Place)[1]	5.750	01/01/2029	678,220
3,480,000	NYC IDA (Acme Architectural Products)[1]	6.375	11/01/2019	2,671,248
42,995,000	NYC IDA (AIRIS JFK I/JFK International Airport)[1]	5.500	07/01/2028	27,287,637
22,745,000	NYC IDA (AIRIS JFK I/JFK International Airport)[1]	6.000	07/01/2027	15,766,834
225,000	NYC IDA (Allied Metal)[1]	6.375	12/01/2014	189,007
940,000	NYC IDA (Allied Metal)[1]	7.125	12/01/2027	679,846
3,065,000	NYC IDA (Amboy Properties)[1]	6.750	06/01/2020	2,200,885
2,905,000	NYC IDA (American Airlines)	5.400	07/01/2019	992,232
32,580,000	NYC IDA (American Airlines)	5.400	07/01/2020	11,082,413
41,550,000	NYC IDA (American Airlines)	6.900	08/01/2024	15,826,811
19,740,000	NYC IDA (American Airlines)[1]	7.125	08/01/2011	17,700,266
540,000	NYC IDA (American Airlines)[1]	7.500	08/01/2016	399,773
18,200,000	NYC IDA (American Airlines)[1]	7.625	08/01/2025	11,038,846
69,350,000	NYC IDA (American Airlines)[1]	7.750	08/01/2031	42,216,813
44,860,000	NYC IDA (American Airlines)[1]	8.000	08/01/2028	26,819,102
338,060,000	NYC IDA (American Airlines)[1]	8.500	08/01/2028	212,585,650
3,530,000	NYC IDA (American National Red Cross)[1]	5.000	02/01/2036	2,368,454
4,355,000	NYC IDA (Atlantic Paste & Glue Company)[1]	6.625	11/01/2019	3,419,328
1,160,000	NYC IDA (Atlantic Veal & Lamb)[1]	8.375	12/01/2016	1,027,656
295,000	NYC IDA (Baco Enterprises)[1]	7.500	11/01/2011	277,846
1,685,000	NYC IDA (Baco Enterprises)[1]	8.500	11/01/2021	1,423,134
1,415,000	NYC IDA (Bark Frameworks)[1]	6.750	11/01/2019	1,080,593
9,985,000	NYC IDA (Berkeley Carroll School)[1]	6.100	11/01/2028	7,166,235
5,500,000	NYC IDA (Beth Abraham Health Services)[1]	6.500	02/15/2022	3,909,620
1,035,000	NYC IDA (Beth Abraham Health Services)[1]	6.500	11/15/2027	720,536
F10 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

New York Continued
$4,220,000	NYC IDA (Beth Abraham Health Services)[1]	6.500%	11/15/2034	$2,778,997
52,750,000	NYC IDA (British Airways)[1]	5.250	12/01/2032	25,419,170
34,425,000	NYC IDA (British Airways)[1]	7.625	12/01/2032	22,600,701
86,010,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	5.650	10/01/2028	55,761,143
151,620,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	5.750	10/01/2036	94,280,348
21,255,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	6.200	10/01/2022	15,757,819
4,145,000	NYC IDA (Calhoun School)[1]	6.625	12/01/2034	2,895,821
16,205,000	NYC IDA (Calhoun School)[1]	6.625	12/01/2034	11,321,299
2,895,000	NYC IDA (Center for Elimination of Family Violence)[1]	7.375	11/01/2036	2,170,816
15,540,000	NYC IDA (Center for Nursing/Rehabilitation)[1]	5.375	08/01/2027	9,546,377
3,400,000	NYC IDA (Center for Nursing/Rehabilitation)[1]	5.375	08/01/2027	2,088,654
29,135,000	NYC IDA (Chapin School)[1]	5.000	11/01/2038	15,485,253
865,000	NYC IDA (Community Hospital of Brooklyn)[1]	6.875	11/01/2010	844,629
1,490,000	NYC IDA (Comprehensive Care Management)[1]	6.000	05/01/2026	974,192
3,145,000	NYC IDA (Comprehensive Care Management)[1]	6.125	11/01/2035	1,961,945
3,975,000	NYC IDA (Comprehensive Care Management)[1]	6.375	11/01/2028	2,746,089
1,575,000	NYC IDA (Comprehensive Care Management)[1]	6.375	11/01/2028	1,054,967
1,520,000	NYC IDA (Comprehensive Care Management)[1]	7.875	12/01/2016	1,414,451
620,000	NYC IDA (Comprehensive Care Management)[1]	8.000	12/01/2011	606,788
5,305,000	NYC IDA (Continental Airlines)	8.000	11/01/2012	4,535,191
4,685,000	NYC IDA (Continental Airlines)	8.375	11/01/2016	3,379,337
1,610,000	NYC IDA (Cool Wind Ventilation)[1]	5.450	11/01/2017	1,247,058
1,445,000	NYC IDA (Cool Wind Ventilation)[1]	5.450	11/01/2017	1,119,254
5,685,000	NYC IDA (Cool Wind Ventilation)[1]	6.075	11/01/2027	3,864,720
3,395,000	NYC IDA (Dioni)[1]	6.625	11/01/2019	2,761,900
475,000	NYC IDA (Eger Harbor House)[1]	5.875	05/20/2044	457,667
5,500,000	NYC IDA (Family Support Systems)[1]	7.500	11/01/2034	4,087,545
7,315,000	NYC IDA (Friends Seminary School)[1]	7.125	09/15/2031	6,126,386
13,780,000	NYC IDA (Gateway School of New York)[1]	5.550	06/01/2039	8,021,338
2,265,000	NYC IDA (Gateway School of New York)[1]	6.500	11/01/2019	2,021,105
14,935,000	NYC IDA (General Motors Corp.)	5.125	12/30/2023	2,396,022
1,900,000	NYC IDA (Global Country World Peace)[1]	7.250	11/01/2025	1,329,145
1,800,000	NYC IDA (Global Country World Peace)[1]	7.250	11/01/2025	1,259,190
2,175,000	NYC IDA (Good Shepherd Services)[1]	5.875	06/01/2014	1,864,084
4,170,000	NYC IDA (Gourmet Boutique)[1]	5.750	05/01/2021	2,924,338
7,290,000	NYC IDA (Guttmacher Institute)[1]	5.750	12/01/2036	4,599,480
95,000	NYC IDA (Herbert G. Birch Childhood Project)[1]	7.375	02/01/2009	94,778
2,195,000	NYC IDA (Herbert G. Birch Childhood Project)[1]	8.375	02/01/2022	1,882,673
800,000	NYC IDA (Independent Living Assoc.)[1]	6.200	07/01/2020	606,416
7,890,000	NYC IDA (JetBlue Airways Corp.)[1]	5.000	05/15/2020	3,709,562
11,870,000	NYC IDA (JetBlue Airways Corp.)[1]	5.125	05/15/2030	4,936,733
F11 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

New York Continued
$9,000,000	NYC IDA (JFK International Airport)[1]	8.000%	08/01/2012	$7,868,340
1,525,000	NYC IDA (Julia Gray)[1]	7.500	11/01/2020	1,218,506
670,000	NYC IDA (Just Bagels Manufacturing)[1]	8.500	11/01/2016	613,090
970,000	NYC IDA (Just Bagels Manufacturing)[1]	8.750	11/01/2026	842,707
460,000	NYC IDA (L&M Optical Disc)[1]	7.125	11/01/2010	439,392
20,575,000	NYC IDA (Liberty-7 World Trade Center)[1]	6.250	03/01/2015	16,597,647
13,390,000	NYC IDA (Liberty-7 World Trade Center)[3]	6.500	03/01/2035	8,039,624
12,000,000	NYC IDA (Liberty-7 World Trade Center)[1]	6.750	03/01/2015	9,946,800
45,500,000	NYC IDA (Liberty-IAC/Interactive Corp.)[1]	5.000	09/01/2035	26,334,035
2,830,000	NYC IDA (Little Red Schoolhouse)[1]	6.750	11/01/2018	2,516,493
105,000	NYC IDA (Lucky Polyethylene Manufacturing Company)[1]	7.000	11/01/2009	101,812
2,995,000	NYC IDA (Lucky Polyethylene Manufacturing Company)[1]	7.800	11/01/2024	2,134,716
2,035,000	NYC IDA (Lycee Francais De New York)[1]	5.375	06/01/2023	1,554,577
23,000,000	NYC IDA (Magen David Yeshivah)[1]	5.700	06/15/2027	14,877,090
3,745,000	NYC IDA (Manhattan Community Access Corp.)[1]	6.000	12/01/2036	2,379,536
1,895,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	6.375	11/01/2038	1,191,728
9,175,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	6.375	11/01/2038	5,769,974
680,000	NYC IDA (Marymount School of New York)[1]	5.125	09/01/2021	516,623
4,010,000	NYC IDA (Marymount School of New York)[1]	5.250	09/01/2031	2,575,423
18,585,000	NYC IDA (MediSys Health Network)[1]	6.250	03/15/2024	12,221,682
925,000	NYC IDA (Mesorah Publications)[1]	6.450	02/01/2011	865,939
4,790,000	NYC IDA (Mesorah Publications)[1]	6.950	02/01/2021	3,801,727
8,405,000	NYC IDA (Metro Biofuels)[1]	6.000	11/01/2028	5,842,652
3,000,000	NYC IDA (Metropolitan College of New York)[1]	5.750	03/01/2020	2,424,240
2,145,000	NYC IDA (Morrisons Pastry)[1]	6.500	11/01/2019	1,618,917
175,000	NYC IDA (NYC Outward Bound Center)[1]	7.250	11/01/2010	170,562
25,000	NYC IDA (NYU)[1]	5.000	07/01/2041	23,117
40,000,000	NYC IDA (NYU)[7]	5.250	07/01/2048	37,934,420
4,310,000	NYC IDA (Paradise Products)[1]	8.250	11/01/2022	3,238,405
3,520,000	NYC IDA (Petrocelli Electric)[1]	8.000	11/01/2017	3,027,974
940,000	NYC IDA (Petrocelli Electric)[1]	8.000	11/01/2018	787,739
10,065,000	NYC IDA (Polytechnic University)[1]	5.250	11/01/2027	7,382,074
2,240,000	NYC IDA (Precision Gear)[1]	6.375	11/01/2024	1,659,818
1,910,000	NYC IDA (Precision Gear)[1]	6.375	11/01/2024	1,368,420
930,000	NYC IDA (Precision Gear)[1]	7.625	11/01/2024	758,480
4,100,000	NYC IDA (PSCH)	6.375	07/01/2033	2,955,608
33,410,000	NYC IDA (Queens Baseball Stadium)[1]	5.000	01/01/2046	22,166,199
6,800,000	NYC IDA (Reece School)[1]	7.500	12/01/2037	5,036,692
F12 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

New York Continued
$1,895,000	NYC IDA (Riverdale Terrace Hsg. Devel. Fund)[1]	6.250%	11/01/2014	$1,593,733
8,595,000	NYC IDA (Riverdale Terrace Hsg. Devel. Fund)[1]	6.750	11/01/2028	5,969,056
1,000,000	NYC IDA (Roundabout Theatre)[1]	5.000	10/01/2023	701,840
280,000	NYC IDA (Sahadi Fine Foods)[1]	6.250	11/01/2009	272,138
4,085,000	NYC IDA (Sahadi Fine Foods)[1]	6.750	11/01/2019	3,090,711
875,000	NYC IDA (Services for the Underserved/ Young Adult Institute Obligated Group)[1]	5.000	07/01/2026	561,890
4,380,000	NYC IDA (Showman Fabricators)[1]	7.500	11/01/2028	3,034,114
3,190,000	NYC IDA (South Bronx Overall Economic Devel.)[1]	8.625	12/01/2025	2,403,825
1,625,000	NYC IDA (Special Needs Facilities Pooled Program)[1]	4.750	07/01/2020	1,185,746
995,000	NYC IDA (Special Needs Facilities Pooled Program)[1]	5.250	07/01/2022	704,599
6,230,000	NYC IDA (Special Needs Facilities Pooled Program)[1]	7.875	08/01/2025	5,148,223
5,760,000	NYC IDA (Stallion)[1]	5.500	11/01/2036	3,387,341
955,000	NYC IDA (Stallion)[1]	6.000	11/01/2027	662,388
10,000	NYC IDA (Staten Island University Hospital)[1]	6.375	07/01/2031	6,565
4,405,000	NYC IDA (Staten Island University Hospital)[1]	6.375	07/01/2031	2,892,015
1,455,000	NYC IDA (Staten Island University Hospital)[1]	6.450	07/01/2032	964,956
455,000	NYC IDA (Streamline Plastics)[1]	7.750	12/01/2015	379,324
1,275,000	NYC IDA (Streamline Plastics)[1]	8.125	12/01/2025	970,683
6,808,500	NYC IDA (Studio School)[1]	7.000	11/01/2038	4,425,865
660,000	NYC IDA (Surprise Plastics)[1]	7.500	11/01/2013	547,826
2,480,000	NYC IDA (Surprise Plastics)[1]	8.500	11/01/2023	1,764,594
7,245,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	01/01/2020	6,357,270
7,750,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	01/01/2021	6,800,393
11,390,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	01/01/2024	9,994,383
380,000	NYC IDA (The Bank Street College)[1]	5.250	12/01/2021	321,028
1,000,000	NYC IDA (The Bank Street College)[1]	5.250	12/01/2030	748,020
8,800,000	NYC IDA (The Child School)[1]	7.550	06/01/2033	6,810,936
210,000	NYC IDA (Therapy & Learning Center)[1]	7.500	10/01/2011	199,637
3,735,000	NYC IDA (Therapy & Learning Center)[1]	8.250	10/01/2031	3,048,955
8,955,000	NYC IDA (Tides Two Rivers Foundation)[1]	5.650	12/01/2039	5,511,713
4,020,000	NYC IDA (Ulano)[1]	6.900	11/01/2019	2,940,992
32,040,000	NYC IDA (Unicef)[1]	5.300	11/01/2038	19,208,621
9,830,000	NYC IDA (Urban Health Plan)[1]	7.050	09/15/2026	7,338,390
3,640,000	NYC IDA (Urban Resource Institute)[1]	7.375	11/01/2033	2,652,286
1,250,000	NYC IDA (Utleys)[1]	7.375	11/01/2023	962,750
2,800,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2021	1,927,240
1,330,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2028	770,349
3,235,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2028	1,873,744
900,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2031	499,788
1,800,000	NYC IDA (Vaughn College Aeronautics)[1]	5.250	12/01/2036	1,001,448
F13 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

New York Continued
$16,100,000	NYC IDA (Visy Paper)[1]	7.800%	01/01/2016	$14,172,669
70,500,000	NYC IDA (Visy Paper)[1]	7.950	01/01/2028	57,831,150
1,930,000	NYC IDA (Vocational Instruction)[2]	7.750	02/01/2033	1,205,150
280,000	NYC IDA (W & W Jewelers)[1]	7.250	02/01/2011	267,338
1,555,000	NYC IDA (W & W Jewelers)[1]	8.250	02/01/2021	1,331,002
5,930,000	NYC IDA (Weizmann Institute)[1]	5.900	11/01/2034	3,914,630
2,900,000	NYC IDA (Weizmann Institute)[1]	5.900	11/01/2034	1,914,406
2,795,000	NYC IDA (Westchester Square Medical Center)	8.000	11/01/2010	2,551,751
6,160,000	NYC IDA (Westchester Square Medical Center)	8.375	11/01/2015	4,889,192
1,565,000	NYC IDA (World Casing Corp.)[1]	6.700	11/01/2019	1,209,041
93,105,000	NYC IDA (Yankee Stadium)[1]	5.000	03/01/2046	61,728,615
24,270,000	NYC IDA (Yeled Yalda Early Childhood)[1]	5.725	11/01/2037	15,035,993
27,500,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2031	26,044,150
11,720,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2032	11,070,236
31,400,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2034	29,466,086
47,440,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2034	44,518,811
40,100,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2037	37,396,057
18,000,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2038	16,767,834
22,000,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2038	20,470,550
29,000,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2039	26,983,907
18,000,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2039	16,734,780
31,500,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2039	29,285,865
19,740,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2039	18,352,475
44,840,000	NYC Municipal Water Finance Authority[7]	5.125	06/15/2032	43,094,887
57,700,000	NYC Municipal Water Finance Authority[7]	5.000	06/15/2026	56,972,115
50,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2029	48,019
30,000	NYC Municipal Water Finance Authority[1]	5.125	06/15/2032	28,641
30,000	NYC Municipal Water Finance Authority[1]	5.125	06/15/2033	28,730
25,000	NYC Municipal Water Finance Authority[1]	5.125	06/15/2033	23,941
145,000	NYC Trust for Cultural Resources (Museum of American Folk Art)[1]	6.125	07/01/2030	102,050
1,500,000	NYS DA (Augustana Lutheran Home)[1]	5.500	02/01/2041	1,329,675
14,360,000	NYS DA (Buena Vida Nursing Home)[7]	5.250	07/01/2028	13,307,948
13,225,000	NYS DA (Cabrini Westchester)[1]	5.200	02/15/2041	11,688,916
2,905,000	NYS DA (Chapel Oaks)[1]	5.450	07/01/2026	2,855,528
2,250,000	NYS DA (CHSLI/GSHMC/MMC/SCHRC Obligated Group)[1]	5.000	07/01/2027	1,616,738
1,250,000	NYS DA (D’Youville College)[1]	5.250	07/01/2025	991,788
15,000	NYS DA (Dept. of Mental Hygiene)[1]	5.250	08/15/2031	14,209
20,000	NYS DA (Ellis Hospital)[1]	5.600	08/01/2025	19,862
2,700,000	NYS DA (Health Quest Systems)[1]	5.250	07/01/2027	2,527,065
F14 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

New York Continued
$1,000,000	NYS DA (Jones Memorial Hospital)[1]	5.375%		08/01/2034	$908,800
3,255,000	NYS DA (L.I. University)[1]	5.125		09/01/2023	3,275,311
1,335,000	NYS DA (L.I. University)[1]	5.250		09/01/2028	1,015,588
1,585,000	NYS DA (L.I. University)[1]	5.500		09/01/2020	1,399,127
1,710,000	NYS DA (Lenox Hill Hospital Obligated Group)[1]	5.375		07/01/2020	1,281,029
405,000	NYS DA (Lenox Hill Hospital Obligated Group)[1]	5.500		07/01/2030	265,534
20,000,000	NYS DA (Maimonides Medical Center)[1]	5.750		08/01/2029	19,071,800
65,000	NYS DA (Maimonides Medical Center)[1]	5.750		08/01/2035	62,104
3,865,000	NYS DA (Manhattan College)[1]	5.000		07/01/2041	2,527,285
3,260,000	NYS DA (Manhattan College)[1]	5.300		07/01/2037	2,317,599
18,230,000	NYS DA (Memorial Sloan-Kettering)[7,9]	5.000		07/01/2035	16,113,438
23,300,000	NYS DA (Menorah Home & Hospital)[1]	5.150		08/01/2038	19,972,993
12,460,000	NYS DA (Menorah)[1]	5.100		08/01/2028	11,244,029
4,125,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[1]	6.375		07/01/2029	3,124,481
6,860,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[1]	6.875		07/01/2025	5,724,327
13,240,000	NYS DA (Montefiore Medical Center)[1]	5.000		02/01/2028	11,610,288
1,750,000	NYS DA (Montefiore Medical Center)[1]	5.000		08/01/2033	1,464,330
9,500,000	NYS DA (Montefiore Medical Center)[1]	5.500		08/01/2038	8,735,155
10,150,000	NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)[1]	5.500		07/01/2026	8,076,558
25,240,000	NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)[1]	6.500		07/01/2025	21,306,598
10,450,000	NYS DA (Mt. Sinai/NYU Health)[1]	5.500		07/01/2026	8,541,308
2,265,000	NYS DA (New York Methodist Hospital)[1]	5.250		07/01/2033	1,500,676
9,965,000	NYS DA (North Shore University Hospital/ L.I. Jewish Medical Center Obligated Group)[7]	2.869	[6]	05/01/2018	6,380,588
62,010,000	NYS DA (North Shore University Hospital/ L.I. Jewish Medical Center)[3]	2.969	[6]	05/01/2033	27,284,400
7,500,000	NYS DA (North Shore University Hospital/ L.I. Jewish Medical Center)[1]	5.000		05/01/2032	5,556,300
11,000,000	NYS DA (North Shore University Hospital/ L.I. Jewish Medical Center)[1]	5.000		05/01/2037	7,891,620
2,000,000	NYS DA (Norwegian Christian Home & Health Center)[1]	6.100		08/01/2041	1,984,200
22,380,000	NYS DA (NSLIJHS/LIMC/NSUHGC Obligated Group)[1]	5.000		11/01/2034	16,280,331
3,520,000	NYS DA (Nursing Home)[1]	4.900		02/15/2041	2,975,421
7,375,000	NYS DA (Nursing Home)[1]	4.950		02/15/2045	6,241,168
18,825,000	NYS DA (Nursing Homes)[1]	5.300		02/01/2038	16,531,174
5,000,000	NYS DA (NYU Hospitals Center)[1]	5.000		07/01/2020	3,377,850
11,100,000	NYS DA (NYU Hospitals Center)[1]	5.000		07/01/2026	6,615,600
20,580,000	NYS DA (NYU Hospitals Center)[1]	5.000		07/01/2026	12,207,439
40,320,000	NYS DA (NYU Hospitals Center)[1]	5.000		07/01/2036	21,526,445
4,600,000	NYS DA (NYU Hospitals Center)[1]	5.250		07/01/2024	2,934,432
F15 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$2,000,000	NYS DA (NYU Hospitals Center)[1]	5.625%		07/01/2037	$1,172,640
505,000	NYS DA (NYU)[1]	5.000		07/01/2041	459,181
7,275,000	NYS DA (Orange Regional Medical Center)[1]	6.125		12/01/2029	5,093,155
17,980,000	NYS DA (Orange Regional Medical Center)[1]	6.250		12/01/2037	11,356,887
2,925,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000		11/01/2026	2,798,348
6,035,000	NYS DA (Providence Rest)[1]	5.000		07/01/2035	3,072,962
2,700,000	NYS DA (Providence Rest)[1]	5.125		07/01/2030	1,521,612
3,100,000	NYS DA (Providence Rest)[1]	5.250		07/01/2025	1,963,757
6,260,000	NYS DA (Rochester General Hospital)[1]	5.000		12/01/2025	4,726,801
17,660,000	NYS DA (Rochester General Hospital)[1]	5.000		12/01/2035	11,816,836
675,000	NYS DA (Sarah Neuman Nursing Home)[1]	5.450		08/01/2027	642,047
1,750,000	NYS DA (School District Bond Financing Program), Series C9	7.250		10/01/2028	1,975,715
2,645,000	NYS DA (School District Bond Financing Program), Series C9	7.375		10/01/2033	2,981,021
1,525,000	NYS DA (School District Bond Financing Program), Series C9	7.500		04/01/2039	1,726,376
50,000	NYS DA (School Districts Financing Program), Series B1	6.000		10/01/2022	52,487
25,000	NYS DA (School Districts Financing Program), Series B1	6.000		10/01/2029	25,332
20,520,000	NYS DA (SCSMC/SV/CHSLI Obligated Group)[1]	6.000		07/01/2030	16,836,044
1,075,000	NYS DA (SFH/GSHMC/MMC/SCHRC Obligated Group)[1]	5.100		07/01/2034	728,990
6,770,000	NYS DA (Smithtown Special Library District)	6.000		07/01/2028	7,002,685
1,055,000	NYS DA (St. Catherine of Siena Medical Center)[1]	6.000		07/01/2030	865,596
101,800,000	NYS DA (St. Luke’s Roosevelt Hospital)[7,9]	4.900		08/15/2031	85,785,282
1,505,000	NYS DA (St. Thomas Aquinas College)[1]	5.250		07/01/2028	1,146,434
11,695,000	NYS DA (Vassar College)[7,9]	5.000		07/01/2046	10,668,641
2,365,000	NYS EFC (NYS Water Services)[1]	6.000		01/15/2031	1,821,618
50,000	NYS EFC (United Waterworks)[1]	5.150		03/01/2034	37,257
15,000	NYS ERDA (Brooklyn Union Gas Company)[1]	5.500		01/01/2021	15,051
7,000,000	NYS ERDA (Brooklyn Union Gas Company) RIBS	8.016	[10]	04/01/2020	7,040,530
16,300,000	NYS ERDA (Brooklyn Union Gas Company) RIBS	9.574	[10]	07/01/2026	16,305,379
23,270,000	NYS ERDA (LILCO)[1]	5.300		11/01/2023	19,970,081
350,000	NYS ERDA (LILCO)[1]	5.300		10/01/2024	296,237
100,000	NYS ERDA (LILCO)[1]	5.300		08/01/2025	83,594
75,000	NYS ERDA (LILCO)[1]	5.300		08/01/2025	62,698
13,940,000	NYS ERDA (Niagara Mohawk Power Corp.)[1]	5.150		11/01/2025	13,632,065
70,000	NYS ERDA (Rochester Gas and Electric)[1]	5.375		05/15/2032	55,614
14,500,000	NYS ERDA (Rochester Gas and Electric)[1]	5.950		09/01/2033	10,902,550
3,095,000	NYS HFA (Affordable Hsg.)[1]	5.100		11/01/2028	2,543,873
F16 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

New York Continued
$4,400,000	NYS HFA (Affordable Hsg.)[1]	5.250%	11/01/2027	$3,756,060
2,365,000	NYS HFA (Affordable Hsg.)[1]	5.250	11/01/2038	1,861,633
8,185,000	NYS HFA (Affordable Hsg.)[1]	5.300	11/01/2037	6,641,227
10,220,000	NYS HFA (Affordable Hsg.)[1]	5.450	11/01/2045	8,336,147
2,510,000	NYS HFA (Children’s Rescue)[1]	7.625	05/01/2018	2,255,285
1,720,000	NYS HFA (Crotona Estates Apartments)[1]	4.950	08/15/2038	1,276,687
985,000	NYS HFA (Friendship)[1]	5.100	08/15/2041	743,892
1,465,000	NYS HFA (Golden Age Apartments)[1]	5.000	02/15/2037	1,106,764
8,600,000	NYS HFA (Horizons at Wawayanda)[1]	5.150	11/01/2040	6,532,474
1,645,000	NYS HFA (Kensico Terrace Apartments)[1]	4.900	02/15/2038	1,221,626
945,000	NYS HFA (Kensico Terrace Apartments)[1]	4.950	02/15/2038	702,711
5,000	NYS HFA (Meadow Manor)[1]	7.750	11/01/2019	5,081
3,960,000	NYS HFA (Multifamily Hsg.)[1]	4.850	02/15/2038	2,918,995
6,580,000	NYS HFA (Multifamily Hsg.)[1]	4.850	11/01/2040	4,748,457
745,000	NYS HFA (Multifamily Hsg.)[1]	5.250	11/15/2028	627,946
1,340,000	NYS HFA (Multifamily Hsg.)[1]	5.300	08/15/2024	1,188,392
2,860,000	NYS HFA (Multifamily Hsg.)[1]	5.350	08/15/2031	2,390,016
2,080,000	NYS HFA (Multifamily Hsg.)[1]	5.375	02/15/2035	1,700,400
3,290,000	NYS HFA (Multifamily Hsg.)[1]	5.450	08/15/2032	2,774,523
2,075,000	NYS HFA (Multifamily Hsg.)[1]	5.500	08/15/2030	1,788,339
1,240,000	NYS HFA (Multifamily Hsg.)[1]	5.600	02/15/2026	1,116,174
1,730,000	NYS HFA (Multifamily Hsg.)[1]	5.600	08/15/2033	1,487,056
1,100,000	NYS HFA (Multifamily Hsg.)[1]	5.650	08/15/2030	970,123
3,200,000	NYS HFA (Multifamily Hsg.)[1]	5.650	08/15/2030	2,822,176
1,000,000	NYS HFA (Multifamily Hsg.)[1]	5.650	08/15/2031	873,250
1,710,000	NYS HFA (Multifamily Hsg.)[1]	5.650	02/15/2034	1,465,453
2,120,000	NYS HFA (Multifamily Hsg.)[1]	5.700	08/15/2033	1,852,074
695,000	NYS HFA (Multifamily Hsg.)[1]	6.250	02/15/2031	641,846
1,255,000	NYS HFA (Multifamily Hsg.)[1]	6.400	11/15/2027	1,237,857
3,965,000	NYS HFA (Multifamily Hsg.)[1]	6.750	11/15/2036	3,996,006
310,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2009	311,330
340,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2010	341,190
365,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2011	366,190
395,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2012	396,146
425,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2013	426,160
510,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2014	511,428
540,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2015	541,415
580,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2016	581,462
640,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2017	641,510
685,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2018	686,582
1,490,000	NYS HFA (North Street)[1]	5.050	08/15/2039	1,123,788
F17 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$70,000	NYS HFA (Service Contract)[1]	5.375%		03/15/2023	$69,994
35,000	NYS HFA (Service Contract)[1]	6.500		03/15/2025	35,045
1,540,000	NYS HFA (Tiffany Gardens)[1]	4.900		08/15/2025	1,280,325
180,000	NYS LGSC (SCSB)[3]	7.250		12/15/2011	167,965
810,000	NYS LGSC (SCSB)[3]	7.375		12/15/2016	700,496
980,000	NYS LGSC (SCSB)[3]	7.750		12/15/2021	797,191
240,000	NYS Medcare (Hospital & Nursing Home)[1]	7.400		11/01/2016	240,967
165,000	NYS Medcare (Hospital & Nursing Home)[1]	9.375		11/01/2016	166,011
30,000	NYS Medcare (M.G. Nursing Home)[1]	6.200		02/15/2015	30,091
5,000	NYS UDC (Correctional Facilities)[1]	6.309	[4]	01/01/2013	4,120
25,000	NYS UDC (Subordinated Lien)[1]	5.500		07/01/2016	25,066
830,000	Oneida County, NY IDA (Civic Facilities-Mohawk Valley)[1]	5.000		09/15/2035	475,051
450,000	Oneida County, NY IDA (Mohawk Valley Handicapped Services)[1]	5.300		03/15/2019	344,646
840,000	Oneida County, NY IDA (Mohawk Valley Handicapped Services)[1]	5.350		03/15/2029	538,583
3,980,000	Onondaga County, NY IDA (Air Cargo)[1]	6.125		01/01/2032	2,703,335
2,000,000	Onondaga County, NY IDA (Air Cargo)[1]	7.250		01/01/2032	1,524,820
2,200,000	Onondaga County, NY IDA (Anheuser-Busch)[1]	4.950		07/01/2036	1,311,904
1,150,000	Onondaga County, NY IDA (Community General Hospital)[1]	5.500		11/01/2018	856,118
5,965,000	Onondaga County, NY IDA (Community General Hospital)[1]	6.625		01/01/2018	4,891,121
1,185,000	Onondaga County, NY IDA (Free Library)[1]	5.125		03/01/2030	1,017,785
1,115,000	Onondaga County, NY IDA (Free Library)[1]	5.125		03/01/2037	914,869
4,710,000	Onondaga County, NY IDA (Le Moyne College)[1]	5.625		12/01/2021	3,876,754
500,000	Onondaga County, NY IDA Sewage Waste Facilities (Anheuser-Busch Companies)[1]	6.250		12/01/2034	377,705
45,699,598	Onondaga County, NY Res Rec[1]	0.000	[5]	05/01/2022	29,561,242
41,580,000	Onondaga County, NY Res Rec[1]	5.000		05/01/2015	32,284,791
2,500,000	Orange County, NY IDA (Arden Hill Life Care Center)[1]	7.000		08/01/2021	1,998,950
2,325,000	Orange County, NY IDA (Arden Hill Life Care Center)[1]	7.000		08/01/2031	1,671,652
2,090,000	Orange County, NY IDA (Arden Hill Life Care Center)[1]	7.000		08/01/2031	1,502,689
2,500,000	Orange County, NY IDA (Glen Arden)[1]	5.625		01/01/2018	1,894,300
5,590,000	Orange County, NY IDA (Glen Arden)[1]	5.700		01/01/2028	3,510,744
195,000	Orange County, NY IDA (Orange Mental Retardation Properties)[1]	7.800		07/01/2011	195,554
1,715,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)[1]	5.375		12/01/2021	1,462,895
6,330,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)[1]	5.375		12/01/2026	4,929,804
F18 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

New York Continued
$2,235,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)[1]	5.375%	12/01/2026	$1,740,618
7,315,000	Orange County, NY IDA (Tuxedo Place)[3]	7.000	08/01/2032	4,618,252
2,500,000	Orange County, NY IDA (Tuxedo Place)[3]	7.000	08/01/2033	1,568,225
6,870,000	Otsego County, NY IDA (Hartwick College)[1]	5.900	07/01/2022	5,118,081
1,435,000	Otsego County, NY IDA (Hartwick College)[1]	6.000	07/01/2014	1,309,581
1,520,000	Otsego County, NY IDA (Hartwick College)[1]	6.000	07/01/2015	1,350,216
1,610,000	Otsego County, NY IDA (Hartwick College)[1]	6.000	07/01/2016	1,395,339
12,330,000	Peekskill, NY IDA (Drum Hill)[1]	6.375	10/01/2028	8,226,206
2,035,000	Penfield-Crown Oak, NY Hsg. Devel. Corp. (Crown Oak Apartments)[1]	4.875	12/01/2038	1,506,002
955,000	Port Authority NY/NJ (Continental Airlines)[1]	9.000	12/01/2010	940,360
48,415,000	Port Authority NY/NJ (Continental Airlines)[3]	9.125	12/01/2015	48,469,225
15,840,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2022	12,613,709
31,540,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	23,956,207
17,625,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.900	12/01/2017	15,776,843
5,910,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2011	5,615,741
50,225,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	41,210,115
35,000	Port Authority NY/NJ, 122nd Series[1]	5.000	07/15/2026	29,327
240,000	Port Authority NY/NJ, 126th Series[1]	5.125	11/15/2030	192,242
50,000	Port Authority NY/NJ, 127th Series[1]	5.200	12/15/2027	42,356
80,000,000	Port Authority NY/NJ, 135th Series[7]	5.000	03/15/2039	74,001,650
19,175,000	Port Authority NY/NJ, 136th Series[7]	5.375	11/01/2028	17,063,092
22,855,000	Port Authority NY/NJ, 136th Series[7]	5.500	11/01/2029	20,383,263
26,000,000	Port Authority NY/NJ, 138th Series[7]	4.750	12/01/2034	19,553,820
27,255,000	Port Authority NY/NJ, 141st Series[7]	4.500	09/01/2029	20,320,784
47,910,000	Port Authority NY/NJ, 143rd Series[7]	5.000	10/01/2030	39,167,862
27,535,000	Port Authority NY/NJ, 143rd Series[7]	5.000	04/01/2036	21,615,637
12,840,000	Port Authority NY/NJ, 146th Series[7]	4.500	12/01/2034	9,112,584
26,100,000	Port Authority NY/NJ, 146th Series[7]	4.750	12/01/2027	21,192,626
10,000	Port Authority NY/NJ, 146th Series[1]	4.500	12/01/2034	7,066
10,000	Port Authority NY/NJ, 146th Series[1]	4.750	12/01/2027	8,101
13,005,000	Port Authority NY/NJ, 147th Series[7]	4.750	10/15/2028	10,417,949
17,790,000	Port Authority NY/NJ, 147th Series[7]	5.000	10/15/2027	15,108,862
20,000,000	Port Authority NY/NJ, 147th Series[7]	5.000	10/15/2032	15,948,920
82,000,000	Port Authority NY/NJ, 151st Series[7]	5.750	03/15/2035	73,076,224
5,000,000	Port Authority NY/NJ, 151st Series[9]	6.000	09/15/2028	4,798,850
101,940,000	Port Authority NY/NJ, 152nd Series[7]	5.250	11/01/2035	83,960,842
13,715,000	Port Authority NY/NJ, 152nd Series[7]	5.250	05/01/2038	11,206,161
22,500,000	Port Authority NY/NJ, 152nd Series[7]	5.750	11/01/2030	20,544,300
50,660,000	Port Authority NY/NJ, 37th Series[7]	5.250	07/15/2034	41,941,161
2,755,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)[1]	6.000	08/01/2032	2,540,027
F19 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$1,990,000	Putnam County, NY IDA (Brewster Plastics)[1]	8.500%		12/01/2016	$1,676,515
1,500,000	Rensselaer County, NY IDA (Franciscan Heights)[1]	5.375		12/01/2036	1,234,005
6,385,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.625		06/01/2035	4,512,535
7,300,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.750		06/01/2043	5,039,847
1,685,000	Rensselaer County, NY Water Service Sewer Authority[1]	5.250		09/01/2038	1,402,695
2,055,000	Rensselaer County, NY Water Service Sewer Authority[1]	5.250		09/01/2038	1,710,705
2,470,000	Rensselaer County, NY Water Service Sewer Authority[1]	5.350		09/01/2047	2,044,345
3,020,000	Rensselaer County, NY Water Service Sewer Authority[1]	5.350		09/01/2047	2,499,563
17,815,000	Rensselaer, NY Municipal Leasing Corp. (Rensselaer County Nursing Home)[1]	6.900		06/01/2024	17,152,638
1,465,000	Riverhead, NY IDA (Michael Reilly Design)[1]	8.875		08/01/2021	1,167,620
10,195,000	Rochester, NY Hsg. Authority (Andrews Terrace Apartments)[1]	4.800		12/20/2048	7,217,856
6,790,000	Rochester, NY Museum & Science Center[1]	6.125		12/01/2015	5,683,570
1,195,000	Rockland County, NY IDA (Crystal Run Village/ Rockland County Assoc. for the Learning Disabled Obligated Group)[1]	4.900		07/01/2021	838,424
9,225,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.625		08/15/2035	6,513,680
10,095,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.750		08/15/2043	6,965,954
30,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.875	[4]	08/15/2045	584,100
486,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	7.668	[4]	08/15/2060	1,317,060
20,000	Sanford Town, NY GO1	5.250		04/15/2015	20,780
20,000	Sanford Town, NY GO1	5.250		04/15/2016	20,731
25,000	Sanford Town, NY GO1	5.250		04/15/2017	25,734
25,000	Sanford Town, NY GO1	5.250		04/15/2018	25,378
25,000	Sanford Town, NY GO1	5.250		04/15/2019	25,135
25,000	Sanford Town, NY GO1	5.250		04/15/2020	24,861
30,000	Sanford Town, NY GO1	5.250		04/15/2021	29,386
30,000	Sanford Town, NY GO1	5.250		04/15/2022	29,102
30,000	Sanford Town, NY GO1	5.250		04/15/2023	28,749
30,000	Sanford Town, NY GO1	5.250		04/15/2024	28,360
35,000	Sanford Town, NY GO1	5.250		04/15/2025	32,835
35,000	Sanford Town, NY GO1	5.250		04/15/2026	32,696
40,000	Sanford Town, NY GO1	5.250		04/15/2027	37,140
40,000	Sanford Town, NY GO1	5.250		04/15/2028	36,561
40,000	Sanford Town, NY GO1	5.250		04/15/2029	36,112
45,000	Sanford Town, NY GO1	5.250		04/15/2030	40,028
F20 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

New York Continued
$45,000	Sanford Town, NY GO1	5.250%	04/15/2031	$39,622
50,000	Sanford Town, NY GO1	5.250	04/15/2032	43,826
50,000	Sanford Town, NY GO1	5.250	04/15/2033	43,509
55,000	Sanford Town, NY GO1	5.250	04/15/2034	47,650
60,000	Sanford Town, NY GO1	5.250	04/15/2035	51,610
60,000	Sanford Town, NY GO1	5.250	04/15/2036	51,213
3,000,000	Saratoga County, NY IDA (Saratoga Hospital/Saratoga Care/Benedict Community Health Center)[1]	5.125	12/01/2033	2,068,320
68,000	Schroon Lake, NY Fire District[3]	7.250	03/01/2009	59,365
175,000	Scotia, NY Hsg. Authority (Holyrood House)[1]	7.000	06/01/2009	175,406
2,650,000	Seneca County, NY IDA (New York Chiropractic College)[1]	5.000	10/01/2027	1,644,723
40,000,000	Seneca County, NY IDA Solid Waste (Seneca Meadows)[1]	6.625	10/01/2035	33,544,400
30,000	SONYMA, Series 106[1]	5.250	04/01/2034	24,026
22,855,000	SONYMA, Series 106[7]	5.250	04/01/2037	18,314,697
30,225,000	SONYMA, Series 109[7]	4.950	10/01/2034	22,919,497
5,500,000	SONYMA, Series 130[1]	4.650	04/01/2027	4,282,355
5,920,000	SONYMA, Series 130[1]	4.800	10/01/2037	4,356,469
14,865,000	SONYMA, Series 133[7]	5.050	10/01/2026	12,476,717
23,500,000	SONYMA, Series 137[7]	4.700	10/01/2031	17,282,194
23,290,000	SONYMA, Series 140[7]	4.750	10/01/2039	16,518,940
2,000,000	SONYMA, Series 143[1]	4.850	10/01/2027	1,603,340
2,375,000	SONYMA, Series 143[1]	4.875	10/01/2030	1,843,784
11,745,000	SONYMA, Series 143[7]	4.900	10/01/2037	8,745,946
2,700,000	SONYMA, Series 145[1]	5.050	10/01/2029	2,178,360
5,045,000	SONYMA, Series 145[1]	5.125	10/01/2037	3,884,095
5,000,000	SONYMA, Series 148[1]	5.150	10/01/2027	4,200,050
6,370,000	SONYMA, Series 148[1]	5.200	10/01/2032	5,138,488
820,000	SONYMA, Series 152[1]	5.375	04/01/2023	747,036
2,475,000	SONYMA, Series 29[1]	5.450	04/01/2031	2,099,345
6,960,000	SONYMA, Series 35[1]	4.800	10/01/2030	5,325,444
25,000	SONYMA, Series 67[1]	5.700	10/01/2017	25,042
3,535,000	SONYMA, Series 69[1]	5.400	10/01/2019	3,393,529
29,090,000	SONYMA, Series 71[7]	5.400	04/01/2029	24,923,375
30,000	SONYMA, Series 71[1]	5.400	04/01/2029	25,649
30,000	SONYMA, Series 73[1]	5.250	10/01/2017	29,468
330,000	SONYMA, Series 73[1]	5.300	10/01/2028	281,054
23,875,000	SONYMA, Series 73-A7	5.300	10/01/2028	20,372,327
305,000	SONYMA, Series 77[1]	5.150	04/01/2029	250,503
10,175,000	SONYMA, Series 79[7]	5.300	04/01/2029	8,594,561
440,000	SONYMA, Series 82[1]	5.650	04/01/2030	401,861
F21 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

New York Continued
$4,805,000	SONYMA, Series 97[1]	5.500%	04/01/2031	$4,103,086
4,360,000	St. Lawrence County, NY IDA (Curran Renewable Energy)[1]	7.250	12/01/2029	3,111,165
1,070,000	Suffolk County, NY IDA (ACLD)[1]	6.000	12/01/2019	838,377
460,000	Suffolk County, NY IDA (ALIA-ACDS)[1]	7.125	06/01/2017	396,193
2,200,000	Suffolk County, NY IDA (ALIA-ACLD)[1]	5.950	10/01/2021	1,618,980
250,000	Suffolk County, NY IDA (ALIA-ACLD)[1]	6.375	06/01/2014	217,303
820,000	Suffolk County, NY IDA (ALIA-ACLD)[1]	6.500	03/01/2018	678,706
600,000	Suffolk County, NY IDA (ALIA-ACLD)[1]	7.500	09/01/2015	545,364
210,000	Suffolk County, NY IDA (ALIA-ADD)[1]	6.950	12/01/2014	187,994
415,000	Suffolk County, NY IDA (ALIA-ADD)[1]	7.125	06/01/2017	356,136
290,000	Suffolk County, NY IDA (ALIA-ADD)[1]	7.500	09/01/2015	263,593
845,000	Suffolk County, NY IDA (ALIA-Adelante)[1]	6.500	11/01/2037	562,305
1,300,000	Suffolk County, NY IDA (ALIA-Civic Facility)[1]	5.950	11/01/2022	941,915
3,100,000	Suffolk County, NY IDA (ALIA-DDI)[1]	5.950	10/01/2021	2,281,290
965,000	Suffolk County, NY IDA (ALIA-DDI)[1]	6.375	06/01/2014	838,788
100,000	Suffolk County, NY IDA (ALIA-DDI)[1]	7.500	09/01/2015	90,894
830,000	Suffolk County, NY IDA (ALIA-FREE)[1]	5.950	10/01/2021	610,797
555,000	Suffolk County, NY IDA (ALIA-FREE)[1]	6.375	06/01/2014	482,412
1,280,000	Suffolk County, NY IDA (ALIA-FREE)[1]	6.950	12/01/2014	1,145,869
3,290,000	Suffolk County, NY IDA (ALIA-FREE)[1]	7.125	06/01/2017	2,823,346
600,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	5.950	10/01/2021	441,540
755,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	5.950	11/01/2022	547,035
380,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	6.000	10/01/2031	252,563
445,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	6.375	06/01/2014	386,798
435,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	6.950	12/01/2014	389,416
965,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	7.125	06/01/2017	828,124
1,945,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	7.250	12/01/2033	1,414,657
190,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	7.500	09/01/2015	172,699
2,000,000	Suffolk County, NY IDA (ALIA-LIHIA)[1]	5.950	11/01/2022	1,449,100
260,000	Suffolk County, NY IDA (ALIA-LIHIA)[1]	6.375	06/01/2014	225,995
520,000	Suffolk County, NY IDA (ALIA-LIHIA)[1]	6.950	12/01/2014	465,509
190,000	Suffolk County, NY IDA (ALIA-LIHIA)[1]	7.500	09/01/2015	172,699
435,000	Suffolk County, NY IDA (ALIA-MCH)[1]	6.375	06/01/2014	378,106
1,195,000	Suffolk County, NY IDA (ALIA-MCH)[1]	6.950	12/01/2014	1,069,776
1,180,000	Suffolk County, NY IDA (ALIA-MCH)[1]	7.125	06/01/2017	1,012,629
805,000	Suffolk County, NY IDA (ALIA-NYS ARC)[1]	5.950	11/01/2022	583,263
665,000	Suffolk County, NY IDA (ALIA-NYS ARC)[1]	7.500	09/01/2015	604,445
320,000	Suffolk County, NY IDA (ALIA-Pederson-Krag Center)[1]	8.375	06/01/2016	286,922
485,000	Suffolk County, NY IDA (ALIA-SMCFS)[1]	7.500	09/01/2015	440,836
565,000	Suffolk County, NY IDA (ALIA-Suffolk Hostels)[1]	7.500	09/01/2015	513,551
F22 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

New York Continued
$2,000,000	Suffolk County, NY IDA (ALIA-UCPAGS)[1]	5.950%	10/01/2021	$1,471,800
185,000	Suffolk County, NY IDA (ALIA-UCPAGS)[1]	6.375	06/01/2014	160,804
760,000	Suffolk County, NY IDA (ALIA-UCPAGS)[1]	6.950	12/01/2014	680,360
670,000	Suffolk County, NY IDA (ALIA-UCPAGS)[1]	7.000	06/01/2016	583,483
390,000	Suffolk County, NY IDA (ALIA-UCPAGS)[1]	7.500	09/01/2015	354,487
3,530,000	Suffolk County, NY IDA (ALIA-UVBH)[1]	6.500	11/01/2037	2,349,039
800,000	Suffolk County, NY IDA (ALIA-WORCA)[1]	5.950	11/01/2022	579,640
270,000	Suffolk County, NY IDA (ALIA-WORCA)[1]	6.950	12/01/2014	241,707
735,000	Suffolk County, NY IDA (ALIA-WORCA)[1]	7.125	06/01/2017	630,748
465,000	Suffolk County, NY IDA (ALIA-WORCA)[1]	7.500	09/01/2015	422,657
700,000	Suffolk County, NY IDA (Catholic Charities)[1]	6.000	10/01/2020	537,355
210,000	Suffolk County, NY IDA (DDI)[1]	6.000	12/01/2019	164,541
605,000	Suffolk County, NY IDA (DDI)[1]	6.000	10/01/2020	464,428
615,000	Suffolk County, NY IDA (DDI)[1]	6.000	10/01/2020	469,922
185,000	Suffolk County, NY IDA (DDI)[1]	6.250	03/01/2009	184,057
5,025,000	Suffolk County, NY IDA (DDI)[1]	7.250	03/01/2024	4,048,793
8,520,000	Suffolk County, NY IDA (DDI)[1]	8.750	03/01/2023	8,000,962
5,000,000	Suffolk County, NY IDA (Dowling College)[1]	5.000	06/01/2036	2,573,600
2,980,000	Suffolk County, NY IDA (Dowling College)[1]	6.700	12/01/2020	2,367,699
3,000,000	Suffolk County, NY IDA (Easter Long Island Hospital Assoc.)[1]	5.375	01/01/2027	1,849,260
2,745,000	Suffolk County, NY IDA (Easter Long Island Hospital Assoc.)[1]	5.500	01/01/2037	1,535,553
1,535,000	Suffolk County, NY IDA (Family Residences)[1]	6.000	12/01/2019	1,202,719
1,345,000	Suffolk County, NY IDA (Family Services League)[1]	5.000	11/01/2027	1,234,118
830,000	Suffolk County, NY IDA (Family Services League)[1]	5.000	11/01/2034	719,004
85,000	Suffolk County, NY IDA (Federation of Organizations)[1]	7.625	04/01/2010	83,943
2,195,000	Suffolk County, NY IDA (Federation of Organizations)[1]	8.125	04/01/2030	1,699,062
2,600,000	Suffolk County, NY IDA (Gurwin Jewish-Phase II)[1]	6.700	05/01/2039	1,726,738
3,860,000	Suffolk County, NY IDA (Huntington First Aid Squad)[1]	6.650	11/01/2017	3,186,777
240,000	Suffolk County, NY IDA (Independent Group Home Living)[1]	6.000	12/01/2019	188,047
1,220,000	Suffolk County, NY IDA (Independent Group Home Living)[1]	6.000	10/01/2020	936,533
3,275,000	Suffolk County, NY IDA (Innovative Realty I)[1]	6.000	11/01/2037	2,085,422
8,600,000	Suffolk County, NY IDA (Jefferson’s Ferry)[1]	5.000	11/01/2028	5,351,522
32,720,000	Suffolk County, NY IDA (Keyspan-Port Jefferson Center)[1]	5.250	06/01/2027	23,564,944
4,065,000	Suffolk County, NY IDA (L.I. Network Community Services)[1]	7.550	02/01/2034	3,025,417
8,000,000	Suffolk County, NY IDA (Medford Hamlet Assisted Living)[1]	6.375	01/01/2039	4,882,640
F23 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$1,865,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)[1]	6.750%		11/01/2036	$1,261,244
635,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)[1]	6.750		11/01/2036	429,431
2,760,000	Suffolk County, NY IDA (New Interdisciplinary School)[1]	6.750		12/01/2019	2,204,550
7,515,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)[1]	5.300		01/01/2013	6,480,109
18,925,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)[1]	5.500		01/01/2023	13,025,131
950,000	Suffolk County, NY IDA (Peconic Landing Retirement Home)[1]	8.000		10/01/2020	874,998
2,850,000	Suffolk County, NY IDA (Peconic Landing Retirement Home)[1]	8.000		10/01/2030	2,289,633
4,800,000	Suffolk County, NY IDA (Pederson-Krager Center)[1]	7.200		02/01/2035	3,505,152
100,000	Suffolk County, NY IDA (Pederson-Krager Center)[1]	7.625		04/01/2010	98,270
2,545,000	Suffolk County, NY IDA (Pederson-Krager Center)[1]	8.125		04/01/2030	2,096,647
930,000	Suffolk County, NY IDA (Special Needs Facilities Pooled Program)[1]	5.250		07/01/2022	658,570
105,000	Suffolk County, NY IDA (St. Vincent De Paul in the Diocese of Rockville Center)[1]	7.000		04/01/2010	102,925
2,595,000	Suffolk County, NY IDA (St. Vincent De Paul in the Diocese of Rockville Center)[1]	8.000		04/01/2030	2,100,367
520,000	Suffolk County, NY IDA (Suffolk Hotels)[1]	6.000		10/01/2020	399,178
1,905,000	Suffolk County, NY IDA (United Cerebral Palsy Assoc.)[1]	6.000		12/01/2019	1,492,625
3,305,000	Suffolk County, NY IDA (United Cerebral Palsy Assoc.)[1]	7.875		09/01/2041	2,410,072
915,000	Suffolk County, NY IDA (WORCA)[1]	6.000		10/01/2020	702,400
119,295,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	0.000	[5]	06/01/2044	68,698,412
12,840,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	5.375		06/01/2028	9,150,811
29,915,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	6.000		06/01/2048	21,319,523
287,265,000	Suffolk, NY Tobacco Asset Securitization Corp.	8.000	[4]	06/01/2048	4,142,361
3,857,000	Sullivan County, NY Community College COP[3]	5.750		08/15/2025	2,548,821
3,650,000	Sullivan County, NY IDA (Center for Discovery)[1]	5.625		06/01/2013	3,241,310
14,115,000	Sullivan County, NY IDA (Center for Discovery)[1]	5.875		07/01/2022	9,681,620
6,000,000	Sullivan County, NY IDA (Center for Discovery)[1]	6.000		06/01/2019	4,754,700
13,840,000	Sullivan County, NY IDA (Center for Discovery)[1]	6.000		07/01/2037	8,277,427
4,700,000	Sullivan County, NY IDA (Center for Discovery)[1]	6.500		06/01/2025	3,531,768
4,590,000	Sullivan County, NY IDA (Center for Discovery)[1]	6.950		02/01/2035	3,247,058
1,585,000	Sullivan County, NY IDA (Center for Discovery)[1]	7.250		02/01/2012	1,494,829
9,965,000	Sullivan County, NY IDA (Center for Discovery)[1]	7.750		02/01/2027	8,260,188
8,150,000	Sullivan County, NY IDA (SCCC Dorm Corp. Civic Facility)[1]	7.250		06/01/2027	5,909,402
6,995,000	Syracuse, NY Hsg. Authority (Loretto Sedgwick Heights Corp.)[1]	8.500		11/01/2031	5,251,496
F24 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

New York Continued
$2,420,000	Syracuse, NY Hsg. Authority (Pavilion on James)[1]	7.500%		11/01/2042	$1,755,589
2,115,000	Syracuse, NY IDA (Anoplate Corp.)[1]	8.000		11/01/2022	1,913,567
168,000,000	Syracuse, NY IDA (Carousel Center)[1]	5.000		01/01/2036	120,193,920
1,000,000	Syracuse, NY IDA (Crouse Irving Health Hospital)[1]	5.375		01/01/2023	648,670
12,130,000	Syracuse, NY IDA (James Square)[1]	7.197	[4]	08/01/2025	3,938,854
725,000	Syracuse, NY IDA (Jewish Home of Central New York)[1]	7.375		03/01/2021	624,218
2,050,000	Syracuse, NY IDA (Jewish Home of Central New York)[1]	7.375		03/01/2031	1,558,041
75,000	Taconic Hills, NY Central School District at Craryville[1]	5.000		06/15/2026	70,106
55,000	Tompkins, NY Health Care Corp. (Reconstruction Home)[1]	10.800		02/01/2028	59,044
1,655,000	Ulster County, NY IDA (Brooklyn Bottling)[1]	8.600		06/30/2022	1,402,530
1,080,000	Ulster County, NY IDA (Kingston Hospital)[1]	5.650		11/15/2024	1,060,841
1,465,000	Ulster County, NY IDA (Mid-Hudson Family Health Services)[1]	5.350		07/01/2023	1,471,798
185,000	Ulster County, NY Res Rec[1]	5.000		03/01/2020	180,658
3,005,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	0.000	[5]	06/01/2040	2,385,850
3,080,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.000		06/01/2040	2,227,333
2,175,000	Ulster County, NY Tobacco Asset Securitization Corp.[1,3]	6.250		06/01/2025	1,830,828
3,550,000	Utica, NY IDA (Utica College Civic Facility)[1]	6.850		12/01/2031	2,750,540
2,310,000	Wayne County, NY IDA (ARC)[1]	8.375		03/01/2018	2,220,280
20,000	Westchester County, NY GO1	5.375		12/15/2014	20,061
4,300,000	Westchester County, NY Healthcare Corp., Series A1	5.875		11/01/2025	3,400,354
1,870,000	Westchester County, NY IDA (Beth Abraham Hospital)[1]	8.375		12/01/2025	1,667,068
90,000	Westchester County, NY IDA (Children’s Village)[1]	5.375		03/15/2019	69,937
3,940,000	Westchester County, NY IDA (Children’s Village)[1]	6.000		06/01/2022	2,965,559
1,215,000	Westchester County, NY IDA (Clearview School)[1]	7.250		01/01/2035	886,245
3,805,000	Westchester County, NY IDA (Field Home)[1]	6.000		08/15/2017	3,104,309
3,335,000	Westchester County, NY IDA (Field Home)[1]	6.500		08/15/2022	2,540,903
1,300,000	Westchester County, NY IDA (Guiding Eyes for the Blind)[1]	5.375		08/01/2024	993,720
1,560,000	Westchester County, NY IDA (JDAM)[1]	6.750		04/01/2016	1,478,162
3,325,000	Westchester County, NY IDA (Lawrence Hospital)[1]	5.000		01/01/2028	2,367,899
755,000	Westchester County, NY IDA (Lawrence Hospital)[1]	5.125		01/01/2018	680,565
1,510,000	Westchester County, NY IDA (Rippowam-Cisqua School)[1]	5.750		06/01/2029	1,292,590
1,000,000	Westchester County, NY IDA (Schnurmacher Center)[1]	6.500		11/01/2013	916,690
1,710,000	Westchester County, NY IDA (Schnurmacher Center)[1]	6.500		11/01/2033	1,132,259
160,000	Westchester County, NY IDA (Westchester Airport Assoc.)[1]	5.950		08/01/2024	143,157
130,000	Westchester County, NY IDA (Westchester Resco Company)[1]	5.500		07/01/2009	129,180
2,590,000	Westchester County, NY IDA (Winward School)[1]	5.250		10/01/2031	1,927,737
F25 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$4,475,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000%		06/01/2026	$3,086,094
59,900,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.125		06/01/2038	37,312,908
52,770,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.125		06/01/2045	32,057,247
4,415,000	Yonkers, NY IDA (Hudson Scenic Studio)[1]	6.625		11/01/2019	3,514,296
1,590,000	Yonkers, NY IDA (Philipsburgh Hall Associates)	7.500		11/01/2030	1,042,213
730,000	Yonkers, NY IDA (Sacred Heart Assoc.)[1]	4.800		10/01/2026	599,812
2,355,000	Yonkers, NY IDA (Sacred Heart Assoc.)[1]	5.000		10/01/2037	1,820,109
2,515,000	Yonkers, NY IDA (St. John’s Riverside Hospital)[1]	7.125		07/01/2031	1,835,422
1,965,000	Yonkers, NY IDA (St. Joseph’s Hospital)[1]	8.500		12/30/2013	1,868,322
2,960,000	Yonkers, NY IDA (Westchester School)[1]	8.750		12/30/2023	2,492,113
800,000	Yonkers, NY Parking Authority[1]	6.000		06/15/2018	675,448
1,215,000	Yonkers, NY Parking Authority[1]	6.000		06/15/2024	901,992

					6,326,122,054

Other States—0.0%
345,000	York County, SC Pollution Control (Bowater)	7.400		01/01/2010	138,000
U.S. Possessions—36.5%
2,995,000	Guam EDA (Harmon Village Apartments)[3,8,11]	9.375		11/01/2018	—
1,000,000	Guam Education Financing Foundation COP[1]	5.000		10/01/2023	881,910
505,000	Guam GO1	5.250		11/15/2037	304,944
4,750,000	Guam Government Waterworks Authority and Wastewater System[1]	5.875		07/01/2035	3,158,608
500,000	Guam Government Waterworks Authority and Wastewater System[1]	6.000		07/01/2025	366,525
300,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	265,077
290,000	Guam Power Authority, Series A1	5.250		10/01/2023	203,191
20,000,000	Guam Power Authority, Series A1	5.250		10/01/2034	12,005,400
35,300,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	20,223,017
9,765,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	6,026,821
17,750,000	Northern Mariana Islands Ports Authority, Series A1	6.600		03/15/2028	13,267,238
49,000,000	Puerto Rico Aqueduct & Sewer Authority[7]	5.125		07/01/2047	37,955,400
55,650,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[5]	07/01/2024	38,899,907
88,365,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	72,974,468
122,070,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	98,005,120
5,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	4,014,300
56,685,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	37,934,169
268,500,000	Puerto Rico Children’s Trust Fund (TASC)	6.617	[4]	05/15/2050	2,956,185
745,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.165	[4]	05/15/2055	4,172,000
3,519,880,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[4]	05/15/2057	15,769,062
F26 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$3,179,200,000	Puerto Rico Children’s Trust Fund (TASC)	8.375	[4]%	05/15/2057	$12,685,008
20,000	Puerto Rico Commonwealth GO1	5.000		07/01/2026	17,191
26,015,000	Puerto Rico Commonwealth GO1	5.000		07/01/2027	19,500,844
10,625,000	Puerto Rico Commonwealth GO1	5.000		07/01/2029	7,839,550
10,400,000	Puerto Rico Commonwealth GO1	5.000		07/01/2031	7,550,296
16,850,000	Puerto Rico Commonwealth GO1	5.000		07/01/2033	12,084,989
12,230,000	Puerto Rico Commonwealth GO1	5.000		07/01/2034	8,702,257
27,240,000	Puerto Rico Commonwealth GO1	5.000		07/01/2035	19,306,895
7,480,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	5,530,862
17,180,000	Puerto Rico Commonwealth GO1	5.250		07/01/2025	13,528,047
12,395,000	Puerto Rico Commonwealth GO1	5.250		07/01/2026	9,671,323
4,000,000	Puerto Rico Commonwealth GO1	5.250		07/01/2026	3,121,040
5,000,000	Puerto Rico Commonwealth GO1	5.250		07/01/2027	3,871,750
2,920,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	2,215,024
14,500,000	Puerto Rico Commonwealth GO1	5.250		07/01/2031	10,916,470
10,230,000	Puerto Rico Commonwealth GO1	5.250		07/01/2034	7,566,210
43,385,000	Puerto Rico Commonwealth GO1	5.250		07/01/2037	31,767,365
5,000,000	Puerto Rico Commonwealth GO1	5.375		07/01/2033	3,794,000
7,850,000	Puerto Rico Commonwealth GO1	5.500		07/01/2029	6,198,753
79,300,000	Puerto Rico Commonwealth GO1	5.500		07/01/2032	61,470,188
18,985,000	Puerto Rico Commonwealth GO1	6.000		07/01/2038	15,952,146
13,350,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2027	10,384,431
4,000,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2032	3,013,320
68,075,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2037	50,044,656
60,000,000	Puerto Rico Electric Power Authority, Series UU7	3.121	[6]	07/01/2029	31,200,000
106,500,000	Puerto Rico Electric Power Authority, Series UU7	3.280	[6]	07/01/2025	50,054,778
209,100,000	Puerto Rico Electric Power Authority, Series UU7	3.301	[6]	07/01/2031	98,276,564
5,000,000	Puerto Rico Electric Power Authority, Series VV1	5.250		07/01/2029	3,963,450
30,000,000	Puerto Rico Electric Power Authority, Series VV1	5.250		07/01/2030	22,757,100
13,000,000	Puerto Rico Electric Power Authority, Series WW1	5.250		07/01/2033	9,684,220
75,090,000	Puerto Rico Electric Power Authority, Series WW1	5.500		07/01/2038	59,560,637
1,300,000	Puerto Rico HFA Capital Fund Modernization (Puerto Rico Public Hsg.)[1]	5.125		12/01/2027	1,225,562
55,000	Puerto Rico HFC[1]	5.100		12/01/2018	54,174
9,515,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2028	7,074,498
4,845,000	Puerto Rico Highway & Transportation Authority[1]	5.250		07/01/2030	3,675,272
4,000,000	Puerto Rico Highway & Transportation Authority[1]	5.500		07/01/2029	3,158,600
270,000	Puerto Rico Highway & Transportation Authority[1]	5.750		07/01/2020	238,189
11,585,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000		07/01/2033	8,308,878
28,565,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000		07/01/2042	19,495,041
F27 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$10,000,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000%		07/01/2025	$7,640,200
14,725,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2026	11,134,603
8,500,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2027	6,371,600
3,145,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2030	2,302,643
2,600,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2023	2,090,166
17,205,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2030	13,051,197
6,795,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2041	4,855,231
94,120,000	Puerto Rico Highway & Transportation Authority, Series M1	5.000		07/01/2046	63,468,881
125,620,000	Puerto Rico Highway & Transportation Authority, Series N3	3.131	[6]	07/01/2041	45,223,200
74,940,000	Puerto Rico Highway & Transportation Authority, Series N3	3.131	[6]	07/01/2045	26,978,400
21,080,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2032	15,765,100
53,445,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2039	38,521,018
3,650,000	Puerto Rico Infrastructure[1]	5.000		07/01/2025	2,788,673
24,755,000	Puerto Rico Infrastructure[1]	5.000		07/01/2031	17,971,882
6,000,000	Puerto Rico Infrastructure[1]	5.000		07/01/2037	4,218,660
34,490,000	Puerto Rico Infrastructure[1]	5.000		07/01/2037	24,250,264
202,145,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	138,402,617
147,520,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	99,478,637
15,000,000	Puerto Rico Infrastructure[1]	5.500		07/01/2027	11,986,350
2,750,000	Puerto Rico Infrastructure[1]	5.500		07/01/2028	2,184,050
16,955,000	Puerto Rico Infrastructure	5.650	[4]	07/01/2029	4,008,501
65,725,000	Puerto Rico Infrastructure	5.730	[4]	07/01/2045	4,713,797
25,000,000	Puerto Rico Infrastructure	5.800	[4]	07/01/2032	4,648,000
6,285,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	3,510,298
1,080,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	847,195
1,575,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		12/01/2021	1,167,847
5,750,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	3,645,385
6,315,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.500		12/01/2031	3,946,054
38,000,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	30,948,720
2,550,000	Puerto Rico ITEMECF (Mennonite General Hospital)[1]	5.625		07/01/2017	1,887,102
985,000	Puerto Rico ITEMECF (Mennonite General Hospital)[1]	5.625		07/01/2027	604,514
F28 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$8,770,000	Puerto Rico ITEMECF (Mennonite General Hospital)[1]	6.500%		07/01/2018	$7,004,511
12,380,000	Puerto Rico ITEMECF (Mennonite General Hospital)[1]	6.500		07/01/2026	8,573,026
170,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.400		05/01/2009	167,948
2,450,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.600		05/01/2014	2,163,938
5,250,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700		05/01/2024	3,749,288
7,000,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)[1]	5.750		06/01/2029	4,020,450
500,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.250		09/01/2021	393,555
8,000,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.250		09/01/2031	5,406,720
5,000,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2024	3,979,750
4,990,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2025	3,926,232
4,975,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	2,201,686
6,395,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	2,829,660
1,940,000	Puerto Rico Public Buildings Authority[1]	5.000		07/01/2026	1,466,970
90,855,000	Puerto Rico Public Buildings Authority[1]	5.000		07/01/2036	64,167,252
7,500,000	Puerto Rico Public Buildings Authority[1]	5.000		07/01/2037	5,273,325
23,585,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2029	18,013,044
102,185,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2033	76,121,694
120,000	Puerto Rico Public Buildings Authority[1]	5.375		07/01/2033	91,056
3,600,000	Puerto Rico Public Buildings Authority[1]	5.750		07/01/2034	3,039,264
1,500,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2021	1,406,100
7,500,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	6,689,025
120,000,000	Puerto Rico Sales Tax Financing Corp., Series A3	3.069	[6]	08/01/2057	60,600,000
445,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.250		08/01/2057	356,774
276,000,000	Puerto Rico Sales Tax Financing Corp., Series A7	5.250		08/01/2057	221,311,925
643,700,000	Puerto Rico Sales Tax Financing Corp., Series A	5.401	[4]	08/01/2054	23,649,538
221,800,000	Puerto Rico Sales Tax Financing Corp., Series A	5.939	[4]	08/01/2056	7,088,728
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	[4]	08/01/2042	2,981,700
80,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.504	[4]	08/01/2043	7,408,000
4,525,000	University of Puerto Rico[1]	5.000		06/01/2026	3,423,977
5,280,000	University of Puerto Rico, Series P1	5.000		06/01/2030	3,868,128
24,375,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	17,857,125
65,780,000	University of Puerto Rico, Series Q1	5.000		06/01/2036	46,470,939
9,230,000	University of V.I. , Series A1	5.375		06/01/2034	6,213,451
2,040,000	University of V.I. , Series A1	6.250		12/01/2029	1,452,704
1,250,000	V.I. Government Refinery Facilities (Hovensa Coker)[1]	6.500		07/01/2021	905,275
25,000	V.I. HFA, Series A1	6.450		03/01/2016	25,010
18,720,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan)[1]	5.000		10/01/2031	13,260,686
550,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan)[1]	5.000		10/01/2033	382,437
F29 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$27,733,000	V.I. Public Finance Authority (Hovensa Coker)[1]	6.500%		07/01/2021	$20,471,669
11,700,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875		07/01/2022	7,914,231
8,000,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	5,554,880
750,000	V.I. Public Finance Authority, Series A1	5.250		10/01/2024	563,475
1,000,000	V.I. Public Finance Authority, Series A1	5.500		10/01/2018	881,920
16,220,000	V.I. Public Finance Authority, Series A1	5.500		10/01/2022	12,982,488
7,500,000	V.I. Public Finance Authority, Series A1	5.625		10/01/2025	5,844,900
50,000	V.I. Public Finance Authority, Series A1	5.625		10/01/2025	38,966
3,830,000	V.I. Public Finance Authority, Series E1	6.000		10/01/2022	3,105,556
11,100,000	V.I. Tobacco Settlement Financing Corp.	7.300	[4]	05/15/2035	701,520
2,500,000	V.I. Water & Power Authority[1]	5.500		07/01/2017	2,248,700

					2,311,702,901

Total Investments, at Value (Cost $11,975,200,298)—136.2%					8,637,962,955
Liabilities in Excess of Other Assets—(36.2)					(2,293,898,890)

Net Assets—100.0%					$6,344,064,065

Industry classifications are unaudited.

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Subject to a deferred-interest forebearance agreement. Rate shown is current rate. See Note 1 of accompanying Notes.

3.	Illiquid security. The aggregate value of illiquid securities as of December 31, 2008 was $230,661,992, which represents 3.64% of the Fund’s net assets. See Note 5 of accompanying Notes.

4.	Zero coupon bond reflects effective yield on the date of purchase.

5.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6.	Represents the current interest rate for a variable or increasing rate security.

7.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

8.	Issue is in default. See Note 1 of accompanying Notes.

9.	When-issued security or delayed delivery to be delivered and settled after December 31, 2008. See Note 1 of accompanying Notes.

10.	Represents the current interest rate for a variable rate bond known as an “inverse floater.” See Note 1 of accompanying Notes.

11.	Non-income producing security.
F30 | ROCHESTER FUND MUNICIPALS

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1 — quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2 — inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3 — unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of December 31, 2008:

	Investments in	Other Financial
Valuation Description	Securities	Instruments*

Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	8,637,962,955	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$8,637,962,955	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
F31 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued
Portfolio Abbreviations December 31, 2008
To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
ACLD	Adults and Children with Learning and Developmental Disabilities
ADD	Aid to the Developmentally Disabled
ALIA	Alliance of Long Island Agencies
ARC	Assoc. of Retarded Citizens
CCRC	Continuing Care Retirement Community
CFGA	Child and Family Guidance Assoc.
CHSLI	Catholic Health Services of Long Island
CNGCS	Central Nassau Guidance and Counseling Services
COP	Certificates of Participation
CSMR	Community Services for the Mentally Retarded
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
EFC	Environmental Facilities Corp.
ERDA	Energy Research and Devel. Authority
FREE	Family Residences and Essential Enterprises
GJSR	Gurwin Jewish Senior Residences
GO	General Obligation
GSHMC	Good Samaritan Hospital Medical Center
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency/Authority
HFC	Housing Finance Corp.
HH	Harmony Heights, Inc.
HHS	Harmony Heights School
HJDOI	Hospital for Joint Diseases Orthopedic Institute
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JCC	Jewish Community Center
JDAM	Julia Dyckman Andrus Memorial
JFK	John Fitzgerald Kennedy
L.I.	Long Island
LGSC	Local Government Services Corp.
LIHIA	Long Island Head Injury Assoc.
LILCO	Long Island Lighting Corp.
LIMC	Long Island Medical Center
LVH	Little Village House
MCH	Maryhaven Center of Hope
MMC	Mercy Medical Center
MSH/NYU	Mount Sinai Hospital/New York University
MTA	Metropolitan Transportation Authority
NSLIJHS	North Shore Long Island Jewish Health System
NSUHGC	North Shore University Hospital at Glen Cove
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PSCH	Professional Service Centers for the Handicapped, Inc.
RIBS	Residual Interest Bonds
ROLs	Residual Option Longs
Res Rec	Resource Recovery Facility
SCCC	Sullivan County Community College
SCHRC	St. Charles Hospital and Rehabilitation Center
SCSB	Schuyler Community Services Board
SCSMC	St. Catherine of Sienna Medical Center
SFH	St. Francis Hospital
SLCD	School for Language and Communication Devel.
SMCFS	St. Mary’s Children and Family Services
SONYMA	State of New York Mortgage Agency
SUNY	State University of New York
SV	Sienna Village
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
UBF	University of Buffalo Foundation
UCPAGS	United Cerebral Palsy Assoc. of Greater Suffolk
UDC	Urban Devel. Corp.
UVBH	United Veteran’s Beacon House
V.I.	United States Virgin Islands
WORCA	Working Organization for Retarded Children and Adults
YMCA	Young Men’s Christian Assoc.
See accompanying Notes to Financial Statements.
F32 | ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

Assets
Investments, at value (cost $11,975,200,298)—see accompanying statement of investments	$8,637,962,955
Cash	18,210,507
Receivables and other assets:
Interest	171,382,917
Investments sold	14,691,536
Shares of beneficial interest sold	12,333,172
Other	16,840,610

Total assets	8,871,421,697

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	1,603,360,000
Payable on borrowings (See Note 6)	867,100,000
Shares of beneficial interest redeemed	30,525,854
Investments purchased on a when-issued or delayed delivery basis	17,268,729
Distribution and service plan fees	3,025,124
Interest expense on borrowings	2,218,064
Trustees’ compensation	1,767,170
Transfer and shareholder servicing agent fees	324,805
Shareholder communications	204,627
Dividends	1,588
Other	1,561,671

Total liabilities	2,527,357,632

Net Assets	$6,344,064,065

Composition of Net Assets
Paid-in capital	$10,326,855,199
Accumulated net investment income	46,832,192
Accumulated net realized loss on investments	(692,385,983)
Net unrealized depreciation on investments	(3,337,237,343)

Net Assets	$6,344,064,065

F33 | ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $5,158,268,609 and 447,067,666 shares of beneficial interest outstanding)	$11.54
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$12.12

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $236,931,885 and 20,554,217 shares of beneficial interest outstanding)	$11.53

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $904,493,053 and 78,515,400 shares of beneficial interest outstanding)	$11.52

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $44,370,518 and 3,846,232 shares of beneficial interest outstanding)	$11.54
See accompanying Notes to Financial Statements.
F34 | ROCHESTER FUND MUNICIPALS

STATEMENT OF OPERATIONS For the Year Ended December 31, 2008

Investment Income
Interest	$719,735,168
Other income	3,685

Total investment income	719,738,853

Expenses
Management fees	43,575,461
Distribution and service plan fees:
Class A	11,667,412
Class B	4,240,854
Class C	13,505,727
Transfer and shareholder servicing agent fees:
Class A	2,409,565
Class B	346,553
Class C	692,810
Class Y	23,526
Shareholder communications:
Class A	439,138
Class B	63,106
Class C	121,807
Class Y	4,505
Interest expense and fees on short-term floating rate notes issued (See Note 1)	65,075,706
Interest expense on borrowings	10,914,086
Borrowing fees	9,943,582
Accounting service fees	2,863,377
Trustees’ compensation	744,204
Custodian fees and expenses	208,352
Other	1,140,648

Total expenses	167,980,419
Less reduction to custodian expenses	(29,149)

Net expenses	167,951,270

Net Investment Income	551,787,583

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(594,252,431)
Increase from payment by affiliate	17,842

Net realized loss	(594,234,589)
Net change in unrealized depreciation on investments	(3,118,793,146)

Net Decrease in Net Assets Resulting from Operations	$(3,161,240,152)

See accompanying Notes to Financial Statements.
F35 | ROCHESTER FUND MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2008	2007

Operations
Net investment income	$551,787,583	$500,548,090
Net realized gain (loss)	(594,234,589)	5,857,579
Net change in unrealized depreciation	(3,118,793,146)	(713,428,516)

Net decrease in net assets resulting from operations	(3,161,240,152)	(207,022,847)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(427,487,508)	(403,388,408)
Class B	(19,605,070)	(28,650,176)
Class C	(63,394,535)	(56,889,880)
Class Y	(3,464,039)	(2,106,962)

	(513,951,152)	(491,035,426)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(399,337,703)	1,115,177,970
Class B	(206,427,989)	(270,521,381)
Class C	(90,900,546)	356,020,349
Class Y	13,872,271	36,884,183

	(682,793,967)	1,237,561,121

Net Assets
Total increase (decrease)	(4,357,985,271)	539,502,848
Beginning of period	10,702,049,336	10,162,546,488

End of period (including accumulated net investment income of $46,832,192 and $8,995,761, respectively)	$6,344,064,065	$10,702,049,336

See accompanying Notes to Financial Statements.
F36 | ROCHESTER FUND MUNICIPALS

STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2008

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(3,161,240,152)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(2,449,657,102)
Proceeds from disposition of investment securities	2,859,146,254
Short-term investment securities, net	105,849,545
Premium amortization	13,251,190
Discount accretion	(57,701,241)
Net realized loss on investments	594,234,589
Net change in unrealized depreciation on investments	3,118,793,146
Decrease in interest receivable	297,205
Decrease in receivable for securities sold	24,979,431
Increase in other assets	(16,680,936)
Decrease in payable for securities purchased	(75,240,662)
Increase in payable for accrued expenses	2,308,704

Net cash provided by operating activities	958,339,971

Cash Flows from Financing Activities
Proceeds from bank borrowings	3,226,500,000
Payments on bank borrowings	(2,391,500,000)
Payments on short-term floating rate notes issued	(591,834,210)
Proceeds from shares sold	1,820,327,570
Payments on shares redeemed	(2,835,392,108)
Cash distributions paid	(169,970,702)

Net cash used in financing activities	(941,869,450)
Net increase in cash	16,470,521
Cash, beginning balance	1,739,986

Cash, ending balance	$18,210,507

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $343,983,201.
Cash paid for interest on bank borrowings—$9,022,198.
Cash paid for interest on short-term floating rate notes issued—$65,075,706.
See accompanying Notes to Financial Statements.
F37 | ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS

Class A Year Ended December 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$17.67	$18.82	$18.28	$17.76	$17.62

Income (loss) from investment operations:
Net investment income[1]	.94	.88	.93	.99	1.07
Net realized and unrealized gain (loss)	(6.19)	(1.17)	.55	.53	.16

Total from investment operations	(5.25)	(.29)	1.48	1.52	1.23

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.88)	(.86)	(.94)	(1.00)	(1.09)

Net asset value, end of period	$11.54	$17.67	$18.82	$18.28	$17.76

Total Return, at Net Asset Value[2]	(30.84)%	(1.59)%	8.33%	8.76%	7.25%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$5,158	$8,541	$7,979	$5,937	$4,699

Average net assets (in millions)	$7,688	$8,598	$6,836	$5,327	$4,387

Ratios to average net assets:[3]
Net investment income	5.96%	4.78%	5.05%	5.44%	6.09%
Expenses excluding interest and fees on short-term floating rate notes issued	0.92%	0.72%	0.72%	0.73%	0.72%
Interest and fees on short-term floating rate notes issued[4]	0.68%	0.71%	0.62%	0.46%	0.26%

Total expenses[5]	1.60%	1.43%	1.34%	1.19%	0.98%

Portfolio turnover rate	23%	28%	17%	16%	10%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F38 | ROCHESTER FUND MUNICIPALS

Class B Year Ended December 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$17.66	$18.80	$18.26	$17.75	$17.60

Income (loss) from investment operations:
Net investment income[1]	.80	.72	.78	.83	.91
Net realized and unrealized gain (loss)	(6.19)	(1.16)	.54	.52	.18

Total from investment operations	(5.39)	(.44)	1.32	1.35	1.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.74)	(.70)	(.78)	(.84)	(.94)

Net asset value, end of period	$11.53	$17.66	$18.80	$18.26	$17.75

Total Return, at Net Asset Value[2]	(31.50)%	(2.41)%	7.39%	7.77%	6.40%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$237	$591	$906	$955	$1,073

Average net assets (in millions)	$424	$745	$925	$1,006	$1,130

Ratios to average net assets:[3]
Net investment income	4.99%	3.88%	4.20%	4.60%	5.23%
Expenses excluding interest and fees on short-term floating rate notes issued	1.80%	1.62%	1.60%	1.60%	1.59%
Interest and fees on short-term floating rate notes issued[4]	0.68%	0.71%	0.62%	0.46%	0.26%

Total expenses[5]	2.48%	2.33%	2.22%	2.06%	1.85%

Portfolio turnover rate	23%	28%	17%	16%	10%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F39 | ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended December 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$17.65	$18.79	$18.25	$17.74	$17.59

Income (loss) from investment operations:
Net investment income[1]	.80	.71	.76	.82	.91
Net realized and unrealized gain (loss)	(6.19)	(1.15)	.56	.53	.18

Total from investment operations	(5.39)	(.44)	1.32	1.35	1.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.74)	(.70)	(.78)	(.84)	(.94)

Net asset value, end of period	$11.52	$17.65	$18.79	$18.25	$17.74

Total Return, at Net Asset Value[2]	(31.49)%	(2.39)%	7.40%	7.78%	6.40%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$905	$1,514	$1,256	$712	$498

Average net assets (in millions)	$1,350	$1,492	$956	$600	$459

Ratios to average net assets:[3]
Net investment income	5.09%	3.90%	4.15%	4.56%	5.22%
Expenses excluding interest and fees on short-term floating rate notes issued	1.79%	1.59%	1.58%	1.59%	1.59%
Interest and fees on short-term floating rate notes issued[4]	0.68%	0.71%	0.62%	0.46%	0.26%

Total expenses[5]	2.47%	2.30%	2.20%	2.05%	1.85%

Portfolio turnover rate	23%	28%	17%	16%	10%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F40 | ROCHESTER FUND MUNICIPALS

Class Y Year Ended December 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$17.67	$18.82	$18.28	$17.76	$17.61

Income (loss) from investment operations:
Net investment income[1]	.96	.89	.95	1.01	1.10
Net realized and unrealized gain (loss)	(6.19)	(1.15)	.55	.54	.17

Total from investment operations	(5.23)	(.26)	1.50	1.55	1.27

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.90)	(.89)	(.96)	(1.03)	(1.12)

Net asset value, end of period	$11.54	$17.67	$18.82	$18.28	$17.76

Total Return, at Net Asset Value[2]	(30.74)%	(1.44)%	8.45%	8.93%	7.50%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$44	$56	$22	$11	$8

Average net assets (in millions)	$61	$44	$16	$10	$8

Ratios to average net assets:[3]
Net investment income	6.14%	4.91%	5.14%	5.59%	6.27%
Expenses excluding interest and fees on short-term floating rate notes issued	0.79%	0.56%	0.60%	0.58%	0.55%
Interest and fees on short-term floating rate notes issued[4]	0.68%	0.71%	0.62%	0.46%	0.26%

Total expenses[5]	1.47%	1.27%	1.22%	1.04%	0.81%

Portfolio turnover rate	23%	28%	17%	16%	10%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F41 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Rochester Fund Municipals (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is to seek to provide as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders’ capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as
F42 | ROCHESTER FUND MUNICIPALS

Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
F43 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     There have been no significant changes to the fair valuation methodologies during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
     As of December 31, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$17,268,729
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $1,317,446,664 as of December 31, 2008, which represents 14.85% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse
F44 | ROCHESTER FUND MUNICIPALS

floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At December 31, 2008, municipal bond holdings with a value of $2,162,974,482 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $1,603,360,000 in short-term floating rate notes issued and outstanding at that date.
At December 31, 2008, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$15,660,000	NY Austin Trust Various States Inverse Certificates	6.943%	12/1/27	$10,752,626
7,700,000	NY Austin Trust Various States Inverse Certificates	6.523	12/1/34	3,972,584
13,640,000	NY Austin Trust Various States Inverse Certificates	12.638	6/1/32	11,357,892
8,935,000	NY Austin Trust Various States Inverse Certificates	12.580	6/1/27	7,999,684
13,765,000	NY Austin Trust Various States Inverse Certificates	8.520	4/1/36	7,845,637
23,955,000	NY Austin Trust Various States Inverse Certificates	8.519	10/1/30	15,212,862
23,960,000	NY Austin Trust Various States Inverse Certificates	7.437	11/1/38	14,582,775
16,400,000	NY Austin Trust Various States Inverse Certificates	10.728	7/1/48	14,334,420
8,030,000	NY Austin Trust Various States Inverse Certificates[3]	7.885	10/1/26	5,641,717
14,335,000	NY Austin Trust Various States Inverse Certificates	6.613	10/1/31	8,117,194
14,440,000	NY Austin Trust Various States Inverse Certificates	6.618	10/1/37	7,668,940
F45 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$7,165,000	NY Austin Trust Various States Inverse Certificates	6.945%	10/1/37	$4,165,946
5,700,000	NY Austin Trust Various States Inverse Certificates	8.122	4/1/29	4,119,561
6,390,000	NY Austin Trust Various States Inverse Certificates	8.302	4/1/29	4,753,841
13,370,000	NY Austin Trust Various States Inverse Certificates	8.124	10/1/28	9,867,327
13,030,000	NY Austin Trust Various States Inverse Certificates	7.924	4/1/34	8,489,697
67,840,000	NY Liberty Devel. Corp. ROLs[3]	4.025	10/1/35	36,812,019
10,905,000	NY Liberty Devel. Corp. ROLs[3]	1.043	10/1/35	5,917,380
10,770,000	NY MTA ROLs[3]	8.384	11/15/30	6,658,553
6,615,000	NY Triborough Bridge & Tunnel Authority ROLs[3]	12.864	1/1/27	6,152,479
12,350,000	NY TSASC, Inc. (TFABs) ROLs[3]	0.000	6/1/42	(13,963,528)
12,330,000	NYC GO DRIVERS	8.990	6/1/33	9,311,986
5,605,000	NYC GO DRIVERS	8.990	12/1/33	4,212,998
5,460,000	NYC GO DRIVERS	8.250	8/1/30	4,405,565
2,430,000	NYC GO DRIVERS	9.170	8/1/35	1,795,478
8,735,000	NYC GO DRIVERS	9.040	4/1/35	6,465,472
5,745,000	NYC GO DRIVERS	9.040	3/1/35	4,254,460
7,540,000	NYC GO ROLs	11.833	11/1/34	4,045,360
4,480,000	NYC GO ROLs[3]	12.248	4/1/30	2,607,942
8,900,000	NYC GO ROLs[3]	14.396	6/1/30	5,922,149
3,490,000	NYC HDC (Multifamily Hsg.) DRIVERS	13.430	11/1/42	2,495,525
4,710,000	NYC HDC (Multifamily Hsg.) ROLs[3]	9.237	11/1/30	3,444,564
17,005,000	NYC Municipal Water Finance Authority DRIVERS	12.120	6/15/39	13,459,458
14,425,000	NYC Municipal Water Finance Authority DRIVERS	15.500	6/15/26	13,697,115
14,950,000	NYC Municipal Water Finance Authority DRIVERS	12.000	6/15/32	13,204,887
3,910,000	NYC Municipal Water Finance Authority DRIVERS	11.610	6/15/32	3,260,236
15,815,000	NYC Municipal Water Finance Authority DRIVERS	11.620	6/15/34	12,893,811
6,005,000	NYC Municipal Water Finance Authority DRIVERS	11.610	6/15/38	4,772,834
6,875,000	NYC Municipal Water Finance Authority ROLs	11.816	6/15/31	5,419,150
10,025,000	NYC Municipal Water Finance Authority ROLs	11.816	6/15/37	7,321,057
7,875,000	NYC Municipal Water Finance Authority ROLs	11.816	6/15/39	5,660,865
4,935,000	NYC Municipal Water Finance Authority ROLs	11.517	6/15/39	3,547,475
4,500,000	NYC Municipal Water Finance Authority ROLs	11.836	6/15/39	3,234,780
10,470,000	NYC Municipal Water Finance Authority ROLs[3]	8.536	6/15/34	8,536,086
8,205,000	NYS DA (Memorial Sloan-Kettering) DRIVERS	9.040	7/1/35	6,088,438
45,810,000	NYS DA (St. Lukes Roosevelt Hospital Center) DRIVERS	8.820	8/15/31	29,795,282
5,265,000	NYS DA (Vassar College) DRIVERS	9.040	7/1/46	4,238,641
2,990,000	NYS DA ROLs[3]	0.173	5/1/18	(594,412)
2,830,000	NYS DA ROLs[3]	14.336	7/1/28	1,777,948
4,895,000	Port Authority NY/NJ, 11588th Series ROLs	10.291	10/15/27	2,213,862
F46 | ROCHESTER FUND MUNICIPALS

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$3,580,000	Port Authority NY/NJ, 11588th Series ROLs	9.498%	10/15/28	$992,949
5,500,000	Port Authority NY/NJ, 11588th Series ROLs	10.296	10/15/32	1,448,920
9,090,000	Port Authority NY/NJ, 11589th Series ROLs	7.551	9/1/29	2,155,784
11,880,000	Port Authority NY/NJ, 136th Series DRIVERS	8.900	11/1/28	9,768,092
11,430,000	Port Authority NY/NJ, 136th Series DRIVERS	9.150	11/1/29	8,958,263
13,000,000	Port Authority NY/NJ, 138th Series DRIVERS	7.650	12/1/34	6,553,820
24,005,000	Port Authority NY/NJ, 151st Series DRIVERS	13.570	3/15/35	16,169,768
4,570,000	Port Authority NY/NJ, 152nd Series DRIVERS	8.650	5/1/38	2,061,161
20,000,000	Port Authority NY/NJ, 3090th Series DRIVERS	8.720	11/1/35	12,945,200
26,670,000	Port Authority NY/NJ, 3094th Series DRIVERS	11.750	3/15/39	20,671,650
7,500,000	Port Authority NY/NJ, 3114th Series DRIVERS	14.340	11/1/30	5,544,300
30,970,000	Port Authority NY/NJ, 3114th Series DRIVERS	8.560	11/1/35	20,045,642
3,335,000	Port Authority NY/NJ, 3115th Series DRIVERS	13.690	3/15/35	2,246,456
25,330,000	Port Authority NY/NJ, 37th Series DRIVERS	8.650	7/15/34	16,611,161
4,750,000	Puerto Rico Aqueduct & Sewer Authority ROLs[3]	11.553	7/1/47	467,400
15,000,000	Puerto Rico Aqueduct & Sewer Authority ROLs	7.430	7/1/47	8,238,000
15,000,000	Puerto Rico Electric Power Authority ROLs[3]	4.513	7/1/29	(13,800,000)
134,640,000	Puerto Rico Electric Power Authority ROLs[3]	0.138	7/1/31	(32,628,658)
140,760,000	Puerto Rico Sales Tax Financing Corp. ROLs	1.416	8/1/57	86,071,925
18,135,000	SONYMA ROLs[3]	5.803	10/1/34	10,829,497
8,845,000	SONYMA ROLs[3]	7.330	4/1/29	6,314,534

				$559,614,482

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F32 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater”.

3.	Security is subject to a shortfall and forbearance agreement.
The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
     The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under
F47 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of December 31, 2008, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $499,498,402.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2008, securities with an aggregate market value of $293,750, representing less than 0.005% of the Fund’s net assets, were in default.
     The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego payment of the original coupon interest rates. As of December 31, 2008, securities with an aggregate market value of $1,802,957, representing 0.03% of the Fund’s net assets, were subject to these deferred-interest forbearance agreements. Interest is owed to the Fund under these agreements in the amount of $0.
Concentration Risk. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
F48 | ROCHESTER FUND MUNICIPALS

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost
of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$38,998,551	$—	$526,411,064	$3,503,212,259

1.	As of December 31, 2008, the Fund had $526,411,064 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2008, details of the capital loss carryforwards were as follows:

Expiring

2011	$48,711,816
2012	30,332,900
2016	447,366,348

Total	$526,411,064

2.	During the fiscal year ended December 31, 2008, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended December 31, 2007, the Fund utilized $6,170,077 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Distributions paid from:
Ordinary income	$6,566,052	$5,660,531
Exempt-interest dividends	507,385,100	485,374,895

Total	$513,951,152	$491,035,426

F49 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$10,537,815,214

Gross unrealized appreciation	$39,022,808
Gross unrealized depreciation	(3,542,235,067)

Net unrealized depreciation	$(3,503,212,259)

Trustees’ Compensation. On November 19, 2007, the Fund’s Board of Trustees voted to freeze participation in the retirement plan for the Board’s independent trustees by not adding new participants to the plan after December 31, 2007. Active independent trustees who have accrued benefits under the plan prior to the freeze date will elect a distribution method with respect to their benefits. Benefits already accrued under the plan for Trustees who were participants prior to that freeze date are not affected.
During the year ended December 31, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$438,524
Payments Made to Retired Trustees	43,978
Accumulated Liability as of December 31, 2008	1,630,027
In January 1995, the then existing Board of Trustees of the Fund adopted an unfunded retirement plan for its independent trustees. The retirement plan, as amended and restated in October 1995, provides that no independent trustee of the Fund who is elected after September 1995 may be eligible to receive benefits thereunder. Upon retirement, eligible trustees receive annual payments based upon their years of service. In connection with the sale of certain assets of Rochester Capital Advisors, L.P. (the Fund’s former investment adviser) to the Manager, all but one of the existing independent trustees retired effective January 4, 1996. During the year ended December 31, 2008 payments of $3,375 were made to retired trustees. As of December 31, 2008, the Fund had recognized an accumulated liability of $0.
     The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the
F50 | ROCHESTER FUND MUNICIPALS

deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F51 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	89,008,037	$1,424,853,098	135,832,004	$2,503,436,674
Dividends and/or distributions reinvested	18,235,572	280,237,109	14,424,856	263,968,201
Redeemed	(143,419,427)	(2,104,427,910)	(90,925,472)	(1,652,226,905)

Net increase (decrease)	(36,175,818)	$(399,337,703)	59,331,388	$1,115,177,970

Class B
Sold	2,026,140	$32,616,607	3,621,510	$66,918,572
Dividends and/or distributions reinvested	822,369	12,775,841	1,006,492	18,469,987
Redeemed	(15,778,775)	(251,820,437)	(19,329,357)	(355,909,940)

Net decrease	(12,930,266)	$(206,427,989)	(14,701,355)	$(270,521,381)

Class C
Sold	19,408,899	$308,824,693	35,085,634	$647,826,015
Dividends and/or distributions reinvested	3,145,174	48,232,262	2,373,896	43,366,388
Redeemed	(29,840,156)	(447,957,501)	(18,495,052)	(335,172,054)

Net increase (decrease)	(7,286,083)	$(90,900,546)	18,964,478	$356,020,349

Class Y
Sold	2,460,486	$39,921,521	2,770,788	$50,878,442
Dividends and/or distributions reinvested	180,139	2,737,989	76,362	1,385,375
Redeemed	(1,931,896)	(28,787,239)	(859,044)	(15,379,634)

Net increase	708,729	$13,872,271	1,988,106	$36,884,183

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2008, were as follows:

	Purchases	Sales

Investment securities	$2,449,657,102	$2,859,146,254
F52 | ROCHESTER FUND MUNICIPALS

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.54%
Next $150 million	0.52
Next $1.75 billion	0.47
Next $3 billion	0.46
Next $3 billion	0.45
Next $6 billion	0.44
Over $14 billion	0.42
Accounting Service Fees. Accounting service fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of average daily net assets and $9,000 for each additional $30 million of average daily net assets. During the year ended December 31, 2008, the Fund paid $2,863,377 to the Manager for accounting and pricing services.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2008, the Fund paid $3,570,998 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
F53 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2008 for Class B and Class C shares were $32,957,406 and $29,921,013, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

December 31, 2008	$2,018,153	$1,267,784	$1,241,073	$387,471
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
     During the year ended December 31, 2008, the Manager voluntarily reimbursed the Fund $17,842 for certain transactions. The payment increased the Fund’s total returns by less than 0.01%.
F54 | ROCHESTER FUND MUNICIPALS

5. Illiquid Securities
As of December 31, 2008, investments in securities included issues that are illiquid.
Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (3.1252% as of December 31, 2008). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of December 31, 2008, the Fund had borrowings outstanding at an interest rate of 3.1252%. Details of the borrowings for the year ended December 31, 2008:

Average Daily Loan Balance	$343,151,639
Average Daily Interest Rate	3.282%
Fees Paid	$25,065,112
Interest Paid	$9,022,198
F55 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
7. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F56 | ROCHESTER FUND MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Rochester Fund Municipals:
We have audited the accompanying statement of assets and liabilities of Rochester Fund Municipals, including the statement of investments, as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rochester Fund Municipals as of December 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 13, 2009
F57 | ROCHESTER FUND MUNICIPALS

THIS PAGE INTENTIONALLY LEFT BLANK.
F58 | ROCHESTER FUND MUNICIPALS

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all taxable dividends and distributions paid to them by the Fund during calendar year 2008 Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended December 31, 2008 are eligible for the corporate dividend-received deduction. 98.72% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes; 100% of the tax-exempt dividends are not subject to New York State and New York City income taxes. For the state income tax reporting purposes of non-New York State shareholders, the distribution breaks down as follows: New York State (77.1%), Puerto Rico (21.6%), Guam (0.2%), Virgin Islands (1.1%).
     During 2008, 27.4% of this tax-exempt income was derived from “private activity bonds”. These are municipal bonds used to finance privately operated facilities. The interest on these bonds is not taxable for most investors. For the few investors subject to the Alternative Minimum Tax, the interest from these bonds is considered a preference item.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
31 | ROCHESTER FUND MUNICIPALS

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
32 | ROCHESTER FUND MUNICIPALS

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Ron Fielding, Daniel Loughran, Scott Cottier and Troy Willis, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load New York municipal debt funds. The Board noted that the Fund’s three-year, five-year and ten-year performance were better than its peer group median although its one-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and New York municipal debt funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees and total expenses are lower than its peer group median although its contractual management fees are equal to its peer group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund.
33 | ROCHESTER FUND MUNICIPALS

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
34 | ROCHESTER FUND MUNICIPALS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
35 | ROCHESTER FUND MUNICIPALS

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Thomas W. Courtney, Chairman of the Board of Trustees (since 2001), Trustee (since 1995) Age: 75	Principal of Courtney Associates, Inc. (venture capital firm) (since 1982); General Partner of Trivest Venture Fund (private venture capital fund); President of Investment Counseling Federated Investors, Inc. (1973-1982); Trustee of the following open-end investment companies: Cash Assets Trust (1984), Premier VIT (formerly PIMCO Advisors VIT), Tax Free Trust of Arizona (since 1984) and four funds for the Hawaiian Tax Free Trust. Oversees 10 portfolios in the OppenheimerFunds complex.

John Cannon, Trustee (since 1992) Age: 78	Director of Neuberger Berman Income Managers Trust, Neuberger & Berman Income Funds and Neuberger Berman Trust, (open-end investment companies) (1995-present); Director of Neuberger Berman Equity Funds (open-end investment company) (since November 2000); Trustee, Neuberger Berman Mutual Funds (open-end investment company) (since October 1994); Mr. Cannon held the following positions at CDC Investment Advisors (registered investment adviser):

Chairman and Treasurer (December 1993-February 1996), Independent Consultant and Chief Investment Officer (1996-June 2000) and Consultant and Director (December 1993-February 1999). Oversees 3 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2005) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trust (since January 2006); Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.
36 | ROCHESTER FUND MUNICIPALS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Lacy B. Herrmann, Trustee (since 1995) Age: 79	Founder and Chairman Emeritus of Aquila Group of Funds (open-end investment company) (since December 2004); Chairman of Aquila Management Corporation and Aquila Investment Management LLC (since August 1984); Chief Executive Officer and President of Aquila Management Corporation (August 1984-December 1994); Vice President, Director and Secretary of Aquila Distributors, Inc. (distributor of Aquila Management Corporation); Treasurer of Aquila Distributors, Inc.; President and Director of STCM Management Company, Inc. (sponsor and adviser to CCMT) (until september 2007); Chairman, President and Director of InCap Management Corporation (until 2004); Director of OCC Cash Reserves, Inc. (open-end investment company) (June 2003-December 2004); Trustee of Premier VIT (formerly PIMCO Advisors VIT) (investment company) (since 1994); Trustee of OCC Accumulation Trust (open-end investment company) (until December 2004); Trustee Emeritus of Brown University (since June 1983). Oversees 10 portfolios in the OppenheimerFunds complex.

Brian F. Wruble, Trustee (since 2001) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of the Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee (since 2005), President and Principal Executive Officer (since 2001) Age: 59	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995);
37 | ROCHESTER FUND MUNICIPALS

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

John V. Murphy, Continued	Member of the Investment Company Institute’s Board of Governors (since October 2003); Chairman of the Investment Company Institute’s Board of Governors (since October 2007). Oversees 105 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Fielding, Loughran, Cottier and Willis, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retire- ment death or removal.

Ronald H. Fielding, Vice President (since 1996) and Senior Portfolio Manager (since 1986) Age: 59	Senior Vice President of the Manager (since January 1996). Chief Strategist, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Daniel G. Loughran, Vice President (since 2005) and Senior Portfolio Manager (since 2000) Age: 45	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) and Senior Portfolio Manager (since 2002) Age: 37	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President and Senior Portfolio Manager (since 2005) Age: 36	Assistant Vice President of the Manager (since July 2005). Corporate Attorney for Southern Resource Group (from 1999 to 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 105 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management
38 | ROCHESTER FUND MUNICIPALS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian W. Wixted, Continued	Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 105 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 105 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge upon request, by calling 1.800.525.7048.
39 | ROCHESTER FUND MUNICIPALS

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $64,800 in fiscal 2008 and $53,000 in fiscal 2007.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $255,000 in fiscal 2008 and $256,236 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to FAS 123R.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,368 in fiscal 2008 and $1,342 in fiscal 2007.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $257,368 in fiscal 2008 and $257,578 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.
Item 6.  Schedule of Investments.
a) Not applicable.
b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Audit Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Audit Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)	(1) Exhibit attached hereto.
  (2) Exhibits attached hereto.
  (3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Rochester Fund Municipals

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer
Date: 02/11/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer
Date: 02/11/2009

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer
Date: 02/11/2009